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                                                                    EXHIBIT 10.5



                               NET PREMISES LEASE

                                3030 CORVIN DRIVE

                             SANTA CLARA, CALIFORNIA

                                 By and Between

                                    LANDLORD

                        RAINBOW PROPERTY MANAGEMENT, LLC,
                     A CALIFORNIA LIMITED LIABILITY COMPANY

                                       and

                                     TENANT

                              COLOCONNECTION, INC.,
                              A FLORIDA CORPORATION

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                                TABLE OF CONTENTS

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ARTICLE 1   TERM OF LEASE .....................................................1

            1.1   Fixed Term ..................................................1
            1.2   Early Occupancy .............................................2
            1.3   Holdover Rent ...............................................2
            1.4   Option to Extend Term of Lease ..............................2

ARTICLE 2   RENT AND TAXES ....................................................3
            2.1   Rent ........................................................3
            2.2   Minimum Monthly Rent ........................................3
            2.3   Additional Rent .............................................4
            2.4   Reimbursement of Certain Expenses ...........................4
            2.5   Tenant's Personal Property Taxes ............................6
            2.6   Security Deposit ............................................7
            2.7   Minimum Monthly Rent During Option Period ...................8

ARTICLE 3   USE OF LEASED PREMISES, PARKING, LICENSE, AND
            PUBLIC TRANSPORTATION ............................................10
            3.1   Permitted Use; Compliance with Insurance; Law ..............10
            3.2   Waste; Nuisance ............................................10
            3.3   Toxic Materials ............................................11
            3.4   Quiet Enjoyment ............................................14
            3.5   Parking ....................................................15
            3.6   Access .....................................................15

ARTICLE 4   MAINTENANCE AND REPAIR ...........................................15
            4.1   Condition of Premises ......................................15
            4.2   Tenant Maintenance and Repair Obligations ..................15
            4.3   Landlord Maintenance and Repair Obligations ................15

ARTICLE 5   ALTERATIONS, FIXTURES, AND SIGNS .................................16
            5.1   Initial Tenant Improvements ................................16
            5.2   Subsequent Alterations to the Leased Premises by Tenant ....17
            5.3   Alterations to the Leased Premises Requiring Landlord's
                  Consent ....................................................18
            5.4   All Alterations to the Leased Premises .....................18

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            5.5    Mechanics' Liens ..........................................19
            5.6    Signs .....................................................20

ARTICLE 6   UTILITIES AND SERVICES ...........................................20
            6.1    Utilities and Services to Leased Premises .................20
            6.2    Interruption of Services ..................................20

ARTICLE 7   INDEMNITY AND EXCULPATION; INSURANCE .............................20
            7.1    Indemnification and Waiver ................................20
            7.2    Tenant's Insurance ........................................21

ARTICLE 8   DESTRUCTION ......................................................23
            8.1    Repair of Damage to Premises by Landlord ..................23
            8.2    Elections to Terminate ....................................24
            8.3    Waiver of Statutory Provisions ............................24

ARTICLE 9   EMINENT DOMAIN ...................................................25
            9.1    Parties' Rights and Obligations To Be Governed by Lease ...25

ARTICLE 10  ASSIGNMENT, SUBLETTING, AND ENCUMBRANCE ..........................25
            10.1   Prohibitions in General ...................................25
            10.2   Consent Not Unreasonably Withheld to Assignment or
                   Subleasing ................................................26
            10.3   Change in Ownership Interest ..............................26
            10.4   Assumption Agreement ......................................27
            10.5   Monthly Bonus Value .......................................27
            10.6   Landlord's Right to Recapture Space .......................27
            10.7   Permitted Transfers .......................................28
            10.8   Merger/Consolidation/Reorganization .......................28

ARTICLE 11  DEFAULT ..........................................................29
            11.1   Default Described .........................................29
            11.2   Landlord's Remedies .......................................29
            11.3   Tenant's Right to Possession Not Terminated ...............29
            11.4   Termination of Tenant's Right to Possession ...............30
            11.5   Landlord's Right to Cure Tenant's Default .................30
            11.6   Waiver of Redemption ......................................31
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            11.7   All Sums Due and Payable as Rent ..........................31
            11.8   Landlord Default ..........................................31

ARTICLE 12  LANDLORD'S ENTRY ON PREMISES .....................................31
            12.1   Right of Entry ............................................31
            12.2   Exculpation ...............................................31

ARTICLE 13  SUBORDINATION; ESTOPPEL ..........................................32
            13.1   Subordination .............................................32
            13.2   Prior Lien ................................................32
            13.3   Documentation .............................................32
            13.4   Attornment ................................................32
            13.5   Estoppel Certificates .....................................32
            13.6   Non-Disturbance From Landlord's Current Lender ............33

ARTICLE 14  NOTICE ...........................................................33

ARTICLE 15  WAIVER ...........................................................33
            15.1   Delay or Omission .........................................33

ARTICLE 16  ENFORCEMENT ......................................................34
            16.1   Choice of Law and Venue ...................................34
            16.2   Waiver of Trial by Jury ...................................34
            16.3   Attorneys' Fees ...........................................34

ARTICLE 17  SURRENDER OF POSSESSION ..........................................34
            17.1   Surrender of Possession ...................................34
            17.2   Failure to Surrender Possession ...........................35
            17.3   Free of Liens .............................................35

ARTICLE 18  GENERAL CONDITIONS ...............................................35
            18.1   Time of Essence ...........................................35
            18.2   Corporate Authority .......................................35
            18.3   Successors ................................................35
            18.4   Landlord Liability ........................................35
            18.5   Landlord ..................................................36
            18.6   Force Majeure .............................................36

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            18.7   Security Measures .........................................36
            18.8   Miscellaneous .............................................36
            18.9   Effect of Delivery of this Lease ..........................37
            18.10  Brokers ...................................................37
            18.11  Guarantee .................................................37
            18.12  Right of First Offer ......................................37
            18.13  Leasehold Mortgage ........................................38
            18.14  Recordation Of Memorandum of Lease ........................38
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                               NET PREMISES LEASE

                                3030 CORVIN DRIVE
                             SANTA CLARA, CALIFORNIA

     By this Net Building Lease (the "Lease"), which is dated for reference purposes only on September 13, 2000 (the "Reference Date"), Rainbow Property Management, LLC, a California limited liability company, whose address is 18070 China Grade, Boulder Creek, California, 95006 ("Landlord") hereby leases to Coloconnection, Inc., a Florida corporation, whose address is 3030 Corvin Drive, Santa Clara, CA 95051 ("Tenant"), and Tenant hereby leases from Landlord, that certain real property located in Santa Clara County, California, at 3030 Corvin Drive, Santa Clara, California, 95051 (A.P.N. 216-33-025), and more particularly described in Exhibit "A", which is attached hereto and incorporated herein by reference (the "Land"), together with the appurtenances, buildings and improvements erected or to be erected upon the Land in accordance with the terms of this Lease, including a one story industrial building containing approximately forty thousand four hundred ninety-one (40,491) gross interior square feet (the "Building"). (The Land and the Building are sometimes collectively referred to herein as the "Leased Premises.") The Leased Premises shall also include all right, title and interest of Landlord, if any, in and to any land lying in the bed of any street, road or avenue, open or proposed, in front of or adjoining the Land and in and to the easements, franchises, rights, appendages and appurtenances belonging or appertaining to such real property. Tenant shall lease the Leased Premises from Landlord on the terns and conditions set forth herein including the Rules and Regulations, as they may be amended by Landlord from time to time by Landlord, and subject to any superior liens or encumbrances, and to all covenants, conditions, and restrictions of record with respect thereto, and subject to all of the covenants, terms, and conditions of this Lease. A current copy of said Rules and Regulations is attached hereto as Exhibit "B" and incorporated herein by reference (the "Rules and Regulations"). Landlord shall not be liable in any way for failure of any party to comply with and observe these rules and regulations. Landlord reserves the right, at any time, to renumber and/or redesignate the street address, suite number or unit number of all or any portion of the Leased Premises if required by law or by the decree of the U.S. postal service or other governmental or quasi-governmental organization.

                                    ARTICLE 1

                                  TERM OF LEASE

     1.1 Fixed Term. The term of this Lease shall be for a period of approximately two hundred forty (240) months commencing upon October 1, 2000 (the "Commencement Date") and expiring on September 30, 2020 (the "Expiration Date"), unless sooner terminated or extended as herein provided. Notwithstanding the foregoing, if there shall be any Contingent Free Rent Period (as defined in Section 2.2.1 below), the term of this Lease shall be extended (and the Expiration Date postponed) an equal number of days as shall have comprised such Contingent Free Rent Period, whereupon all references in this Lease to the Expiration Date shall mean and refer to the final date of the extended term. Notwithstanding any other provision in this Lease, if Landlord does not deliver possession of the Premises to Tenant by January 5, 2001 (the "Trigger Date"), then within five (5) days of the Trigger Date, Tenant may give Landlord written notice of Tenant's intent to terminate this Lease.

     1.2 Early Occupancy. If Landlord shall deliver possession of the Leased Premises to Tenant at any time prior to the Commencement Date, Tenant shall accept delivery thereof and shall hold possession of the Leased Premises until the Commencement Date subject to all of the terms and conditions of this Lease, except that Tenant's obligation to pay Minimum Monthly Rent shall not commence until the Commencement Date.

     1.3 Holdover Rent. If Tenant should hold over and continue in possession of the Leased Premises after termination of the term of this Lease or any renewal or extension of the term of this Lease, Tenant's continued occupancy of the Leased Premises shall be deemed merely a tenancy from month to month at a Minimum Monthly Rent (as defined in Section 2.1 of this Lease below) equal to one hundred fifty percent (150%) of the final rental amount due under this Lease for the first two (2) calendar months that Tenant fails to vacate the Leased Premises and two hundred percent (200%) of the final rental amount due under this Lease for every calendar month thereafter that Tenant fails to vacate the Leased Premises (the "Holdover Rent"), subject to all the terms and conditions of this Lease, including provisions for payment of Additional Rent. If Tenant shall holdover and fail to surrender the Leased Premises upon the termination of this Lease without Landlord's consent, in addition to any other liabilities to Landlord arising therefrom, Tenant shall and does hereby agree to indemnify, defend, and hold Landlord harmless from loss or liability resulting from such failure including, but not limited to, claims made by any succeeding tenant founded on such failure.

     1.4 Option to Extend Term of Lease. Provided that the original Tenant executing this Lease (and not any assignee, sublessee or other transferee of such original Tenant or of such original Tenant's interest in the Lease) has occupied not less than fifty percent (50%) of the floor area of the Building at all times during the term of this Lease, and, provided further that original Tenant is not in default of the terms and obligations in this Lease and that this Lease has not been terminated, Tenant shall have two (2) consecutive options to extend the term of this Lease for additional periods of sixty (60) months each by giving Landlord written notice of Tenant's exercise of such options (the "Extension Option Notice(s)") at a time no earlier than twelve (12) months prior to the initial Expiration Date of the Lease and no later than nine
(9) months prior to the initial Expiration Date hereof or no earlier than twelve
(12) months prior to the expiration date of the First Option Period (as defined below) and no later than nine (9) months prior to the expiration date of the First Option Period. It shall be an absolute condition precedent to the exercise of the second option that the first option be timely and properly exercised. Upon exercise of the first option, the term of this Lease shall be extended for an additional period of sixty (60) months from the initial Expiration Date (the "First Option Period"), and upon the exercise of the second option the term of this Lease shall be extended for an additional period of sixty (60) months from the expiration of the First Option Period (the "Second Option Period") upon the same terms and conditions as set forth in this Lease, except for the Minimum Monthly Rent, which shall be determined, upon the exercise of each option, pursuant to terns of Section 2.7 below. Except as otherwise provided for in
Section 10.8 of this Lease, the option rights set forth in this section are personal to the original Tenant executing the Lease and may be exercised





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only by such original Tenant (and not by any assignee, sublessee or other transferee of such original Tenant or of such original Tenant's interest in the Lease).

                                    ARTICLE 2

                                 RENT AND TAXES

     2.1 Rent. Commencing on the Commencement Date (the "Initial Rental
Date"), each month during the term of this Lease, Tenant shall pay to Landlord minimum monthly rent (the "Minimum Monthly Rent") and additional rent (the "Additional Rent") for the use and occupancy of the Leased Premises, determined and adjusted in accordance with the provisions of this Lease, payable monthly in lawful money of the United States, without any abatement, deduction or offset whatsoever, and without any prior demand therefor. Rent shall be paid to Landlord at the address specified in introductory paragraph of this Lease, or at such other place or places as Landlord may from time to time designate by written notice to Tenant. Payment of Minimum Monthly Rent for the first month of the term of this Lease shall be due and payable upon execution of this Lease, thereafter rent shall be due and payable in advance on the first day of each and every calendar month during the term of this Lease. If Tenant's obligation to pay rent should commence upon a day other than the first day of a calendar month or terminate on other than the last day of a calendar month, all rentals shall be prorated on the basis of a thirty (30) day month. Tenant agrees that Landlord will incur additional expenses, including bookkeeping charges and processing fees in the event that any payments required under this Lease are not timely made. Tenant admits that the exact nature and amount of these expenses are difficult or impossible to ascertain at this time. Therefore, Tenant agrees that, as reasonable damages to Landlord, and not as a penalty, any payment required under this Lease, which is not made within five (5) days following the due date for such payment, shall be subject to a late charge in the amount of six percent (6%) per annum of the amount of such delinquent payment, which late charge shall be assessed as "Additional Rent". All past due rent, including, any unpaid Additional Rent, shall, unless otherwise prohibited by law, accrue interest at an interest rate equal to the lesser of the twelve percent (12%) per annum or the maximum rate permitted by law. Unless restricted by law, payments shall be applied first to accrued late charges, then to interest, then to past-due rent (including, but not limited to all assessed Additional Rent, fees and costs), and lastly to prospective rent.

     2.2 Minimum Monthly Rent. During the initial term of this Lease, commencing on the Initial Rental Date, Tenant shall pay Minimum Monthly Rent to Landlord as set forth in the Minimum Monthly Rent Schedule below:

                          MINIMUM MONTHLY RENT SCHEDULE

     MONTH OF LEASE TERM                                    MINIMUM MONTHLY RENT

     Initial Rental Date through last day of 2nd                $ 55,675.13;
     consecutive full calendar month following
     Initial Rental Date:

     Months 3 through 12                                        $111,350.25




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        Months 13 through 24:                                   $114,690.76;
        Months 25 through 36:                                   $118,131.48;
        Months 37 through 48:                                   $121,675.42;
        Months 49 through 60:                                   $125,325.69;
        Months 61 through 72:                                   $129,085.46;
        Months 73 through 84:                                   $132,958.02;
        Months 85 through 96:                                   $136,946.76;
        Months 97 through 108:                                  $141,055.17;
        Months 109 through 120:                                 $145,286.82;
        Months 121 through 132:                                 $149,645.43;
        Months 133 through 144:                                 $154,134.79;
        Months 145 through 156:                                 $158,758.83;
        Months 157 through 168:                                 $163,521.60;
        Months 169 through 180:                                 $168,427.24;
        Months 181 through 192:                                 $173,480.06;
        Months 193 through 204:                                 $178,684.46;
        Months 205 through 216:                                 $184,045.00;
        Months 217 through 228:                                 $189,566.35; and
        Months 229 through Expiration Date:                     $195,253.34.


            2.2.1 The Contingent Free Rent Period. Notwithstanding the Minimum Monthly Rent set forth in Section 2.2 above, if, for any reason other than Tenant's default, Landlord shall not have delivered possession of the Leased Premises to Tenant on or before the Commencement Date, as Tenant's sole and only remedy in connection therewith, Tenant shall not be obligated to pay Minimum Monthly Rent during the period, if any, commencing on October 1, 2000 and continuing until the date that Landlord shall have delivered possession of the Leased Premises to Tenant (the "Contingent Free Rent Period").

     2.3 Additional Rent. Commencing on the Commencement Date, Tenant shall pay to Landlord Additional Rent as and when required by the terms of this Lease, including, as appropriate; without limitation: (i) items of Reimbursable Expense (as defined in Section 2.4 below); (ii) the Monthly Bonus Value (Section 10.5)(if any); and (iii) any other sums due and payable under the terms of this Lease. If Tenant shall fail to timely pay to Landlord any Additional Rent as when due hereunder, Landlord shall have the same remedies with respect thereto as would be available for non-payment of Minimum Monthly Rent.

     2.4 Reimbursement of Certain Expenses. This Lease is a net lease and the Minimum Monthly Rent shall be absolutely net to Landlord, so that this Lease shall yield, net, to Landlord,




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the Minimum Monthly Rent during the Term, and, except as otherwise provided for in this Lease, shall pay as Additional Rent to Landlord all costs, expenses and obligations of every kind and nature, whatsoever relating to the Leased Premises which may arise and be attributable to the ownership, use or occupancy of the Leased Premises during the Term, including, without limitation: (i) the cost of the premiums and other charges incurred by Landlord with respect to fire, other casualty, rent, earthquake, flood and liability insurance and any other insurance as is deemed necessary or advisable in the reasonable judgment of Landlord, or any other insurance required by Landlord's lender, if any, and reasonable deductibles under such insurance in the event a claim is made thereunder; (ii) Tax Expenses (as defined below) (collectively, "Reimbursable Expense"). Except for items of Tax Expense (which shall be payable as provided in Section 2.4.2 below), Tenant shall pay to Landlord as Additional Rent hereunder within thirty (30) days following Tenant's receipt of Landlord's invoice therefor, all items of Reimbursable Expense incurred by Landlord through the date of the invoice. Each such invoice shall describe the nature and amount of the item of Reimbursable Expense for which Landlord seeks payment. Upon written request by Tenant, Landlord shall provide Tenant with copies of the bills, invoices or other back-up materials evidencing the Reimbursable Expense described in the invoice.

          2.4.1 As used herein, "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, payable by Landlord (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid directly by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property located on the Premise), because of the ownership, leasing and operation of the Premises, or any portion thereof, during the term of this Lease and any extension thereof. Tax Expenses shall include, without limitation: (i) Any tax on the rent, right to rent or other income from the Premises or any portion thereof or as against the business of leasing the Premises or any portion thereof; (ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("Proposition 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, libraries, transit programs, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13; (iii) any governmental assessments of the Premises' contribution towards a governmental cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies; (iv) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; (v) Any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party creating or transferring an interest or an





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estate in the Premises; and (vi) any real estate taxes and assessments imposed upon or with respect to the on the land and improvements comprising the Premises. Any costs and expenses (including, without limitation, reasonable attorneys' and consultants' fees) incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the year such expenses are incurred. If Tax Expenses for any period during the term of this Lease or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities; Tenant shall pay to Landlord within thirty (30) days after written notice to Tenant (containing evidence of such increase) of such an increase in Tax Expenses and such increase shall be included by Landlord as a Tax Expenses pursuant to the terms of this Lease. Notwithstanding anything to the contrary herein, there shall be excluded from Tax Expenses (a) all Tax Expenses relating to any period not within the term (and any exercised extension term) of this Lease; and (b) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance taxes, estate taxes, federal and state income taxes.

         2.4.2 Landlord shall periodically (but not more often than twice a fiscal real property tax year) invoice to Tenant (which shall include a copy of the real property tax bill on which the invoice is based), and Tenant shall pay to Landlord as Additional Rent within thirty (30) days following receipt of such invoice, the Tax Expenses owed for the period of the term identified in such invoice.

         2.4.3 Tenant shall have the right to contest the amount or validity of any Tax Expense paid by Tenant pursuant to the terms of this Lease by appropriate proceedings. If Tenant determines not to so contest any such Tax Expense, Landlord shall have the right so to do. If Tenant shall contest the amount or validity of any such Tax Expense, Tenant shall nevertheless promptly pay the Tax Expense in accordance with the terms and provisions of this Lease, and nothing herein shall imply any right on the part of Tenant to postpone or defer such payment for any such purpose. Upon the termination of such proceedings, Tenant shall pay the amount of the Tax Expense, or part thereof, as finally determined to be due in such proceedings, the payment of which may have been deferred during the prosecution of such proceedings, together with any costs, fees, interest, penalties or other liabilities in connection therewith. Landlord shall not be required to join in any such proceedings, Landlord shall not unreasonably withhold its consent to joining in any such proceedings, or permitting the same to be brought in its name, and shall execute any and all documents reasonably required in connection therewith, provided the same shall be approved as to both form and substance by Landlord's counsel, which approval Landlord agrees shall not be unreasonably withheld, or delayed. Landlord shall not be subjected to any liability for the payment of any costs or expenses in connection with any such proceeding, including, but not limited to, Landlord's reasonable counsel fees, and Tenant shall indemnify and save harmless Landlord from any such costs or expenses. Tenant shall be entitled to any refund of the Tax Expense relating to Tax Expenses paid by Tenant pursuant to the terms of this Lease and penalties or interest thereon which shall have been paid by Tenant, or, if paid by Landlord, for which Landlord shall have been fully reimbursed by Tenant.

     2.5 Tenant's Personal Property Taxes. Tenant shall pay before delinquency all taxes, assessments, license fees, and other charges ("taxes") that are levied and assessed against Tenant's personal property installed or located in or on the Premises, and that become payable



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during the term. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments. If any taxes on Tenant's personal property are levied against Landlord or Landlord's property, or if the assessed value of the Premises is increased by the inclusion of a value placed on Tenant's personal property, and if Landlord pays the taxes on any of these items or on taxes based on the increased assessment of these items, Tenant, within thirty (30) days after written demand on Tenant (containing proof of such taxes), shall, as Additional Rent, reimburse Landlord for such amounts. Landlord shall have the right to pay these taxes regardless of the validity of the levy. Failure to make such reimbursement shall, at the sole discretion of Landlord, constitute a event of default.

     2.6 Security Deposit. Upon the execution of this Lease by Tenant, Tenant shall deposit with Landlord a security deposit in the aggregate amount of nine hundred forty-five thousand two hundred fifty dollars and no cents ($945,250.00) to secure the faithful performance by Tenant of each term, covenant and condition to be performed or observed by Tenant under this Lease. The Security Deposit shall be delivered to Landlord partially in the form of cash in the amount of one hundred ninety-five thousand two hundred fifty dollars and no cents ($195,250.00) (the "Cash Security Deposit") and partially in the form of an irrevocable Letter of Credit in the face amount of seven hundred fifty thousand dollars and no cents ($750,000.00) (the "LC Security Deposit"), as more particularly described in Section 2.6.1 below. (The Cash Security Deposit and the LC Security Deposit are sometimes collectively referred to herein as the "Security Deposit".) If Tenant shall at any time fail to timely make any payment due or fail to timely perform or observe any term, covenant and condition on its part to be performed or observed under this Lease, Landlord may, without waiving or releasing Tenant from any obligation under this Lease and without waiving its right to treat such failure as a default hereof, use, apply or retain the whole or any part of the Security Deposit reasonably necessary to remedy such failure of Tenant and to compensate Landlord for damage it suffers thereby. In such event, Tenant shall, within five (5) days after written demand by Landlord, remit to Landlord sufficient funds to restore the Security Deposit to its original sum; Tenant's failure to do so being a material breach of this Lease. Landlord is not a trustee of the Security Deposit and may commingle it, use it in ordinary business, transfer or assign it, or use it in any combination of those ways. Tenant shall not be entitled to any interest on the Security Deposit. Should Tenant comply with all of said terms, covenants and conditions, and at the end of the term of this Lease leave the Leased Premises in the condition required by the terms of this Lease, then said Security Deposit shall be returned to Tenant within the statutorily prescribed period following the expiration or termination of this Lease and surrender of the Leased Premises by Tenant.

          2.6.1 The LC Security Deposit. The LC Security Deposit shall: (i) be in a form reasonably acceptable to Landlord and similar in form to the Form Letter of Credit, attached hereto as Exhibit "G" and incorporated by reference herein, (ii) provide that it shall not terminate or expire until ninety (90) days after the last to occur of the following: (a) the expiration or earlier termination of this Lease, or (b) surrender of possession of the Leased Premises by Tenant in accordance with this Lease (the "Expiry Date"); (iii) be confirmed by a bank authorized to do business in the State of California, which (x) is a member of the Federal Reserve banking system, (y) has a teller window for receiving cash deposits located within the County of Santa Clara, California, and (z) is otherwise reasonably acceptable to Landlord; and (iv) be freely assignable by Landlord without charge; and (v) permit partial draws. In addition, the LC Security Deposit shall state on its face that is payable to Landlord, or to Landlord's assignee, upon the presentation by Landlord and/or Landlord's assignee to the confirming bank that Beneficiary is entitled to make the requested draw pursuant to the terms of this Lease. From time to time throughout the term of this Lease, Tenant may replace and/or renew the Letter of Credit then acting as the LC Security Deposit pursuant to this section, with Immediately Available Funds and/or a replacement Letter of Credit, provided that: (i) such replacement LC Security Deposit or renewal shall be delivered to Landlord on or before the thirtieth (30th) day prior to the expiration of the Letter of Credit then held by Landlord as the LC Security Deposit under this section; and (ii) such replacement LC Security Deposit or renewal shall otherwise comply with all terms and conditions of this paragraph pertaining to the original LC Security Deposit. Failure to deliver such a replacement LC Security Deposit and/or renewal on or before thirty (30) days prior to the expiration of the Letter of Credit then held as the LC Security Deposit (except after the Expiry Date) shall allow Landlord to draw on the entire Letter of Credit. If an event of default by Tenant occurs during the term of this Lease or any extension thereof, Landlord may (but shall not be required to) draw on and use or apply all or such lesser part of the Letter of Credit as Landlord deems necessary or such lesser part of the Letter of Credit as is necessary to remedy such default and compensate Landlord for any loss, damage, costs, or expenses which Landlord may have suffered by reason of such an event of default. Tenant shall then, within five (5) days of written demand of Landlord, reinstate the Letter of Credit or obtain a replacement Letter of Credit, in each case in the full amount of the Letter of Credit as it existed before the draw, or Tenant will be in default of this Lease. Within sixty (60) days after the expiration or sooner termination of this Lease, Landlord shall return the Letter of Credit then held by it to Tenant or so much of the proceeds thereof as have not been applied by Landlord to remedy an event of default by Tenant or to compensate Landlord for any loss or damage which Landlord may have suffered by reason of an event of default by Tenant. The rights of Landlord with respect to the Letter of Credit shall be in addition to any other rights or remedies which Landlord may possess under this Lease.

     2.7 Minimum Monthly Rent During Option Period. In the event that Tenant shall timely and properly exercise its option to extend the term of this Lease, the Minimum Monthly Rent during the First Option Period and the Second Option Period shall be determined as follows:

          2.7.1 Minimum Monthly Rent During Option Period. During the initial twelve (12) months of the First Option Period and the initial twelve (12) months of the Second Option Period, Tenant shall pay to Landlord Minimum Monthly Rent in an amount equal to ninety-five percent (95%) of the fair market rental value for premises of similar type, design and quality and in the immediate vicinity of the Leased Premises, but in no event less than one hundred three percent (103%) of the Minimum Monthly Rent payable by Tenant during the period immediately prior to the First Option Period or Second Option Period, as applicable (the "Initial Option Year Minimum Monthly Rent"). The Initial Option Year Minimum Monthly Rent shall be determined by agreement of Landlord and Tenant, or by appraisal, as set forth below. During the succeeding forty-eight
(48) months of the First Option Period and the succeeding forty-eight (48) months of the Second Option Period, as applicable, Tenant shall pay to Landlord Minimum Monthly Rent in an amount determined by adjusting the Initial Option Year Minimum Monthly Rent for such option period in accordance with the provisions of Section 2.7.5 of this Lease below.

          2.7.2 Determination of Initial Option Year Minimum Monthly Rent by Agreement. The parties shall have thirty (30) days after Landlord receives the Extension Option Notice for each option period in which to agree upon the Initial Option Year Minimum Monthly Rent for such option period. If the parties agree on the Initial Option Year Minimum Monthly Rent during said thirty (30) day period, Landlord and Tenant shall immediately execute an amendment to this Lease stating the agreed upon Minimum Monthly Rent for the initial twelve (12) months of the First Option Period or the Second Option Period, as applicable.

          2.7.3 Determination of Initial Option Year Minimum Monthly Rent by Appraisal. If Landlord and Tenant are unable to agree upon the Initial Option Year Minimum Monthly Rent within the above referenced thirty (30) day period, then the Initial Option Year Minimum Monthly Rent shall be determined by appraisal as set forth in this section. Within ten (10) days after the expiration of the above referenced thirty (30) day period, Landlord and Tenant shall each, at their own cost and expense, appoint one real estate appraiser with at least five (5) years full time commercial real estate appraisal experience in the county wherein the Leased Premises are located, to appraise the Fair Market Rental Value of the Leased Premises for the initial twelve (12) months of the First Option Period or the Second Option Period, as applicable, and shall give notice of such selection to the other party. The appraisers chosen by Landlord and Tenant, respectively, shall promptly meet and attempt to determine the Fair Market Rental Value of the Leased Premises for the initial twelve (12) months of the First Option Period or the Second Option Period, as applicable. If, within thirty (30) days, the two appraisers are unable to agree upon the Fair Market Rental Value of the Leased Premises for the initial twelve
(12) months of the First Option Period or the Second Option Period, as applicable, but the higher of the two appraisals is not more than ten percent (10%) greater than the lower of the two appraisals, then the average of the two appraisals shall be conclusively established as the Fair Market Rental Value, and the Initial Option Year Minimum Monthly Rent shall be established accordingly. If the two appraisers are unable to agree on the Initial Option Year Minimum Monthly Rent within said thirty (30) day period, the two appraisers shall appoint a third appraiser who shall be a real estate appraiser with at least ten (10) years full time commercial real estate appraisal experience in the county wherein the Leased Premises are located. If the parties are unable to agree on a third appraiser, then either party shall have the power to apply to the Superior Court of California in and for the County of Santa Clara to have said Court appoint a third appraiser who meets the qualifications stated in this section. Each of the parties shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. Within thirty (30) days after the selection of the third appraiser, such third appraiser shall appraise the fair market rental value of the Leased Premises for the initial twelve (12) months of the First Option Period or the Second Option Period, as applicable, and the three appraisals shall be added together and their total divided by three (3), the resulting quotient shall be the Initial Option Year Minimum Monthly Rent, provided, however, that, except as set forth in the next sentence, the Initial Option Year Minimum Monthly Rent shall not be: (i) lesser than the lower of the two original appraisals; or (ii) greater than the higher of the two original appraisals. Notwithstanding the foregoing, in no event shall the Initial Option Year Minimum Monthly Rent be less than one hundred three percent (103%) of the Minimum Monthly Rent payable by Tenant under the Lease for the period immediately prior to the initial twelve (12) months of the First Option Period or the Second Option Period, as applicable. In determining the fair market rental value, each appraiser shall consider the highest and best use for the Leased Premises, subject to the restrictions on use as set forth in Section 3.1 of the Lease.

          2.7.4 Interim Minimum Monthly Rent Payable Pending Determination of Initial Option Year Minimum Monthly Rent. If the Initial Option Year Minimum Monthly Rent has not been determined prior to commencement of either the First Option Period or the Second Option Period, as applicable, the rent payable by Tenant until such determination shall be the applicable Holdover Rent determined in accordance with Section 1.3 of this Lease above.

          2.7.5 Adjustments to Minimum Monthly Rent During Option Period. The Minimum Monthly Rent payable during the First Option Period or the Second Option Period, as applicable, shall be adjusted annually pursuant to this section on each anniversary of the 1st day of the First Option Period or the Second Option Period, as applicable (the "Adjustment Date(s)"). As of each Adjustment Date, the Minimum Monthly Rent shall be increased to a sum equal to one hundred three percent (103%) of the Minimum Monthly Rent or the Minimum Monthly Rent, as adjusted, as the case may be, payable for the period immediately prior to the applicable Adjustment Date. Landlord shall provide Tenant with written notice of each such adjustment in the Minimum Monthly Rent following Landlord's determination thereof; provided, however, that any failure or delay on the part of Landlord in delivering such notice shall not relieve Tenant from the obligation to pay Minimum Monthly Rent, during all periods commencing on the relevant Adjustment Date. In the event that Landlord shall not have delivered an adjustment notice on or before a given Adjustment Date Tenant shall continue to pay the Minimum Monthly Rent due for the period prior to the relevant Adjustment Date, until Landlord shall deliver to Tenant the notice of adjustment. Within ten (10) days following receipt of the relevant adjustment notice, Tenant shall pay to Landlord any accrued unpaid rent for the period commencing on the relevant Adjustment Date.

                                    ARTICLE 3

                    USE OF LEASED PREMISES, PARKING, LICENSE,
                            AND PUBLIC TRANSPORTATION

     3.1 Permitted Use; Compliance with Insurance, Law. Tenant shall: (i) use the Leased Premises for a data center for colocation, general office, research and development, marketing, sales, storage and other legal uses and for no other purpose; (ii) not do, bring, keep or allow anything in or about the Leased Premises that may cause a cancellation of any insurance covering the Leased Premises; (iii) comply with any and all requirements of any insurer of the Leased Premises; and (iv) comply at its sole cost with all laws insofar as they relate to the condition, use, or occupancy of the Leased Premises, and any certificate of occupancy, certificate of compliance, permit, easement, condition, covenant or restriction covering or affecting the condition, use or occupancy of the Leased Premises, including without limitation, and subject to
Article 5 hereof, the obligation to take curative action, whether substantial or insubstantial, to alter or maintain the Leased Premises in compliance and conformity with all such laws.

     3.2 Waste; Nuisance. Tenant shall not use or occupy the Leased Premises in any manner that may constitute, nor shall Tenant suffer or permit the existence, maintenance, or commission of, any act, omission, or condition that may constitute at the Leased Premises waste, nuisance, or unlawful acts. Tenant shall not do anything on the Leased Premises that will cause damage to the Leased Premises or threaten or impair the structural strength of the Building.

     3.3 Toxic Materials. Tenant shall not create, generate, use, store, bring, permit, emit, dispose of, or allow to be present, in, on, under, or about, the Leased Premises any toxic or hazardous gaseous, liquid, or solid material or waste ("Toxic Materials"), except upon Landlord's specific prior written consent, which consent may be withheld by Landlord with or without cause, in its sole and absolute determination, and in compliance with all applicable laws, as more particularly set forth in this Section 3.3.

          3.3.1 For purposes of this section, "Toxic Materials", include, without limitation, any material or substance: (i) having characteristics of radioactivity, ignitability, corrosivity, reactivity, or extraction procedure toxicity; (ii) which is listed on any of the Environmental Protection Agency's lists of hazardous wastes or which are identified in Sections 66680 through 66685 of Title 22 of the California Administrative Code as the same may be amended from time to time; (iii) which has been determined by any state, federal or local governmental or public authority or agency to be capable of posing a risk of injury to health, safety or property; (iv) which are designated as hazardous or toxic by the city and/or county in which the Leased Premises are located, the United States Environmental Protection Agency, the United States Consumer Product Safety Commission, the United States Food and Drug Administration, the California Water Resources Control Board, the Regional Water Quality Control Board, San Francisco Bay Region, the California Air Resources Board, CAL/OSHA Standards Board, Division of Occupational Safety and Health, the California Department of Food and Agriculture, the California Department of Health Services, and any federal, state, county, and/or municipal agencies that have overlapping jurisdiction with such federal, state, county, and municipal agencies, or any other governmental agency now or hereafter authorized to regulate materials and substances in the environment; and/or (v) which require remediation under federal, state, county, or municipal statutes, ordinances, regulations or policies.

          3.3.2 Tenant shall indemnify, defend, and hold Landlord harmless from any and all claims, liabilities, costs or expenses incurred or suffered by Landlord arising from the creation, generation, use, storage, bringing, permitting, emission, disposal of, or allowance to be present, of Toxic Materials in, on, under, or about the Leased Premises, and whether or not consent to the same has been granted by Landlord, unless caused by Landlord's gross negligence or willful misconduct. Tenant's indemnification, defense, and hold harmless obligations include, without limitation: (i) any and all claims, liabilities, costs and/or expenses resulting from or based upon administrative, judicial (civil or criminal) or other action, whether legal or equitable, brought by any private or public person or entity under common law or any federal, state, county, municipal law, statute, ordinance, or regulation, including, without limitation, any subsequent tenant or owner of the Leased Premises or adjacent property; (ii) any and all claims, liabilities, costs or expenses pertaining to the cleanup or containment of Toxic Materials in, on, under, or about the Leased Premises, the identification of the pollutants in the Toxic Materials, the identification of the scope of any such environmental contamination, the removal of pollutants from soils, riverbeds or aquifers, the provision of an alternative public drinking water source, or the long term monitoring of ground water and surface waters; (iii) any and all costs and fees incurred, including, without limitation, attorneys' fees and costs, in defending such claims; and (iv) any and all costs or losses suffered by Landlord as the result of any delay or inability to sell or lease the Leased Premises after the expiration of the Lease, including, without limitation, compensation for any diminution in the market value of the Leased Premises resulting from the presence of Toxic Materials thereon. Tenant shall comply at its sole cost and expense with all laws pertaining to such Toxic Materials. Tenant's hold harmless, defense, and indemnity obligations hereunder shall survive the expiration or termination of this Lease. Landlord shall indemnify, defend, and hold Tenant harmless from any injury, loss or damage, including reasonable attorneys' fees and costs of suit arising out of a release of Toxic Materials which Tenant proves occurred prior to the Commencement Date, unless such contamination results solely from the gross negligence or intentional acts of Tenant.

          3.3.3 Tenant shall immediately notify Landlord of any inquiry, test, investigation or enforcement proceeding initiated by any applicable governmental authority or other person or entity against Tenant, Landlord, or the Leased Premises concerning the presence (or suspected presence) of any Toxic Materials in, on, under, or about the Leased Premises. Tenant acknowledges that Landlord, as the owner of the Leased Premises, must approve in writing any settlement agreement negotiated by Tenant in connection with any such investigation, proceeding, or enforcement action. Landlord shall not unreasonably withhold any such approval.

          3.3.4 Notwithstanding any other right of entry granted to Landlord under this Lease, Landlord shall have the right to enter the Leased Premises or to have consultants enter the Leased Premises throughout the term of this Lease for the purpose of determining: (i) whether or not the Leased Premises are in conformity with federal, state, county, and municipal statutes, regulations, ordinances, and policies including those pertaining to the environmental condition of the Leased Premises; (ii) whether or not Tenant is in compliance with the provisions of this Section 3.3; and/or (iii) any or all corrective measures required of Tenant in order to ensure the safe use, storage, and disposal of Toxic Materials, and/or the removal thereof (except to the extent used, stored, or disposed of by Tenant or its agents, employees, contractors, or invitees in compliance with applicable law). Provided Landlord has reasonable cause to believe that Toxic Materials are present in, on, or under the Leased Premises, such inspections may include, but are not limited to, entering the Leased Premises or adjacent property with drill rigs or other machinery for the purpose of obtaining laboratory samples. Landlord shall not undertake such inspections more than once a calendar year unless Landlord has reasonable cause to believe that Toxic Materials are present in, on or under the Leased Premises in violation of applicable laws or the terms of this Lease. To the extent such inspections discover the presence, handling, storage, release, or disposal of any Toxic Material contrary to provisions of this Lease by Tenant or its agents, employees, contractors, or invitees, Tenant shall reimburse Landlord for the cost of such inspections within ten (10) days after receipt of a written statement thereof. Landlord shall use reasonable good faith efforts to conduct such inspections in a manner that minimizes any interference with Tenant's use of the Leased Premises. If such consultants determine that the Leased Premises or any portion thereof (including, without limitation, sewers and storm drains) are contaminated with Toxic Materials used, stored, disposed, or released by Tenant or any of its agents, employees, contractors, or invitees, Tenant shall, in a timely manner, at Tenant's sole cost and expense, remove such Toxic Materials or otherwise comply with the recommendations of such consultants to the reasonable satisfaction of Landlord and any applicable governmental authorities. The rights granted to Landlord herein to inspect the Leased Premises shall not create a duty on Landlord's part to inspect the Leased Premises, or liability of Landlord for Tenant's use, storage, or disposal of Toxic Materials, it being understood that Tenant shall be solely responsible for all liability in connection therewith.

          3.3.5 Tenant shall surrender the Premises to Landlord upon the expiration or earlier termination of this Lease tree from any Toxic Materials, debris, and waste that Tenant is responsible for pursuant to the terms of this
Section 3.3, including without limitation, any Toxic Materials that may have been created; generated, used, stored, disposed of, brought upon, or introduced on the Premises by Tenant or its agents, employees, contractors, or invitees during Tenant's prior occupancy of the Premises pursuant to this Lease. In no event shall detectable levels of such Toxic Materials (if any) which would operate as a threshold for actions prescribed by law or regulation or would diminish the fair market value of the Leased Premises were it not for the presence of such Toxic Materials be acceptable. Tenant's obligations under this section shall survive the expiration or earlier termination of this Lease.

          3.3.6 Prior to introducing any Toxic Materials in, on, under, or about the Leased Premises, Tenant shall provide Landlord with copies of any and all permits and applications submitted by Tenant and/or issued by any governmental agency concerning Tenant's use or generation of such Toxic Materials, in, on, under, or about the Leased Premises. At Tenant's sole cost and expense, Tenant shall implement any conditions imposed by such governmental agency(ies) in connection with such permits and applications, as well as any governmentally required compliance programs, and any reasonable compliance program requested by Landlord, and Tenant shall regularly provide Landlord and Landlord's agents with all information they may request pertaining to any such Toxic Materials or compliance program, and Landlord shall be free to make such inspections of the Leased Premises as it deems necessary or desirable in order to evaluate such conditions.

          3.3.7 If Landlord grants Tenant permission in writing in advance to so bring, allow, use, store, permit, generate, or create, emit or dispose of Toxic Materials in, on, under, or about the Leased Premises, Tenant shall provide to Landlord on an annual basis a report from a person who, to Landlord's satisfaction, is appropriately qualified or licensed as an expert in the field of toxic materials compliance laws, which certifies that Tenant is complying with all applicable governmental statutes and regulations concerning Toxic Materials, and that there have been no spills or contaminations by Tenant at the Leased Premises that have not been fully corrected and cleaned up.

          3.3.8 In the event of contamination by Toxic Materials at, from, of or around the Leased Premises, the cleanup of which is the responsibility of Tenant, Landlord may require within fifteen (15) days after written notification from Landlord, that Tenant post a bond or other adequate security to the benefit of Landlord, in an amount equal to Landlord's estimate of costs for cleaning up the contamination. The posting of the bond does not relieve Tenant from fulfilling its responsibility to clean up the contamination. After the contamination has been cleaned up and certified, as set forth above, the bond or other adequate security shall be returned to Tenant.

          3.3.9 Within ten (10) days after the expiration of the term of this Lease, at Landlord's election, Landlord and Tenant shall reasonably agree upon and engage a third party to test for Toxic Materials contamination in, on, under, and about the Leased Premises, at a cost to be borne by Tenant. If the parties cannot agree upon a third party to conduct such tests, Landlord shall name a qualified environmental testing firm with at least five (5) years experience to conduct such investigation. The results of such tests shall be conclusively presumed to establish the presence or absence of any such Toxic Materials contamination.

          3.3.10 Tenant acknowledges that Tenant has been informed that the property adjacent to the Leased Property, located at 2790-3000 Corvin Drive, Santa Clara, CA, has recently been the subject of an environmental clean-up and that one or more test wells are located on the Premises in connection with such clean-up.

          3.3.11 Landlord represents that as of the Commencement Date, Landlord has not received notice that any Toxic Materials are present at or in the Leased Premises the nature, concentration or condition of which violates any applicable federal, state, or local, rule, regulation, ordinance, or statute. To the best of Landlord's knowledge without inquiry, as of the date of execution of this
Lease: (i) no Toxic Materials from such adjacent property as described above in
Section 3.3.10 have migrated in, on, or under the Leased Premises; and (ii) the Leased Premises, the Building and the Land are free from all Toxic Materials.

          3.3.12 Notwithstanding any other provision in this Lease, nothing in this Lease shall obligate Tenant to remove, remediate or otherwise respond to, or to indemnify, defend or hold harmless Landlord (or any other person) as a result of or in connection with, or to pay to Landlord (or any other person) as Additional Rent any costs or expenses arising out of, any Toxic Materials that were present on or under the Premises at any time prior to the Commencement Date.

          3.3.13 The parties acknowledge that, per Tenant's request, and pursuant to the terms of that letter agreement dated August 23, 2000, a copy of which is attached hereto as Exhibit "F" and incorporated by reference herein, Lowney Associates have been contracted to evaluate the Leased Premises' existing subsurface conditions to establish a "base line" environmental condition of the Leased Premises. The costs of such work shall be shared equally by Tenant and Landlord; provided, however, that Landlord shall not be obligated to pay in excess of five thousand dollars and no cents ($5,000.00) towards the cost of such work and all costs in excess of such amount shall be the sole obligation of Tenant. Upon the completion of the work, Tenant shall provide Landlord with a copy of any report arising from such work, if any.

     3.4 Quiet Enjoyment. Provided Tenant timely complies with and performs each and every covenant, agreement, term, provision, and condition contained in this Lease on the part of Tenant to be complied with or performed, Tenant shall have the quiet use and enjoyment of the Leased Premises without disturbance by Landlord, its successors and assigns, or anyone claiming by, through, or under Landlord, subject to the covenants, agreements, terms, provisions, and conditions of this Lease. This covenant of Landlord is in lieu of any covenant of quiet enjoyment implied by law.

     3.5 Parking. Subject to all applicable laws, throughout the term of this Lease, Tenant shall have the use and enjoyment of all parking areas located upon the Land for the purpose of parking passenger automobiles used by the employees, customers, contractors, and guests of Tenant (the "Parking License").

     3.6 Access. During the term of the Lease, Tenant shall have twenty-four
(24) hour access to the Leased Premises, seven days a week.

                                    ARTICLE 4

                             MAINTENANCE AND REPAIR

     4.1 Condition of Premises. Tenant: (i) has examined the Leased Premises, is aware of their condition and acknowledges that, except as expressly provided herein, Landlord has made no warranty or representation with respect to same,
(ii) accepts the Leased Premises and improvements thereon "as-is" in their present condition, including, without limitation, with respect to any non-compliance of all or any portion of the Leased Premises with local ordinances or building codes, or with the Americans With Disabilities Act, (iii) agrees that the Leased Premises and improvements, and facilities appurtenant thereto are in good, clean, safe and tenantable condition as of the date of this Lease and that this provision shall be conclusively binding on the parties hereto, and (iv) acknowledges that Landlord is relying on such acceptance and agreement as consideration for entering into this Lease. Notwithstanding the foregoing, on the Commencement Date, Landlord shall deliver possession of the Leased Premises with all existing plumbing; air-conditioning; heating, and other existing operating systems in good working condition.

     4.2 Tenant Maintenance and Repair Obligations. Tenant, at its sole cost and expense, shall, at all times during the term of this Lease, keep and maintain all the Leased Premises, and all portions thereof, including, without limitation, all Property, appurtenances, equipment, and systems, in, on, under, and about, the Leased Premises, in good order, condition and repair (which shall include replacement), including, without limitation, all improvements, alterations, fixtures, and all wall, window, and floor coverings located therein, as well as all telephonic, electrical, and computer systems and cabling. The necessity for and adequacy of repairs to and maintenance of such maintenance and repair shall be measured by the standard which is appropriate for industrial office buildings of similar type design, size, and quality in Santa Clara or Alameda County. Except as otherwise provided in Article 8 of this Lease (Destruction of the Leased Premises), Tenant, at Tenant's sole cost and expense shall repair and/or replace any portion of the Leased Premises, or the Building, which is damaged or injured as the result of any negligent or intentional act or failure to act on the part of Tenant, or Tenant's agents, servants, employees, contractors, visitors, invitees, or licensees, or as the result of any breach of Tenant's obligations under this Lease.

     4.3 Landlord Maintenance and Repair Obligations. Landlord shall have no obligation to repair or maintain all or any portion of the Leased Premises. Tenant hereby waives all rights under the provisions of Sections 1932, 1933, 1941 and 1942 of the Civil Code of the State of California and all rights under any law in existence during the term of this lease authorizing a tenant to make repairs at the expense of a landlord or to terminate a lease upon the complete or partial destruction of the Leased Premises, or any portion thereof. In no event shall Landlord be responsible for any consequential damages arising or alleged to have arisen from any of the foregoing matters.

                                    ARTICLE 5

                        ALTERATIONS, FIXTURES, AND SIGNS

     5.1 Initial Tenant Improvements. Subject to the requirements of this
Section 5.1, immediately following receipt of possession of the Leased Premises, Tenant shall proceed with all due diligence, at Tenant's sole expense, to install and configure the Leased Premises in accordance with the tenant improvement plans and/or descriptions set forth in the Tenant Work Letter attached hereto as Exhibit "C" and incorporated herein by reference, to install its trade fixtures, and to perform such additional work as it may deem necessary for the conduct of its business within the Leased Premises (collectively referred to as "Tenant's Work"). Tenant shall construct the Tenant's Work in four phases, each phase is more particularly described in the Work Letter as "Phase One", "Phase Two", "Phase Three" and "Phase Four" respectively. Construction of Tenant's Work during each phase shall comply with all the terms of the Tenant Work Letter and the Lease, as applicable.

          5.1.1 Tenant Improvement Allowance. In connection with Phase One, Landlord shall give to Tenant a Tenant Improvement Allowance (the "Allowance") in an amount not to exceed seven hundred fifty thousand dollars and no cents ($750,000.00), subject to the following terms and conditions:

                5.1.1.1 The proceeds of the Allowance shall be used solely to pay the costs of Tenant's construction of Tenant's Work in Phase One ("Tenant's Initial Work");

                5.1.1.2 Landlord shall disburse funds from the Allowance to Tenant, or for Tenant's account, in the manner described below, provided that all of the following conditions have been satisfied:

                        5.1.1.2.1 Landlord receives a copy of Tenant's budget for construction of the Tenant's Initial Work within thirty (30) days after execution of this Lease for the proposed construction of Tenant's Initial Work, and Landlord approves of said budget (Landlord's approval shall not be unreasonably withheld);

                        5.1.1 2.2 Tenant delivers to Landlord copies of each of the following:

                        (a)   a use permit (if required);

                        (b)   all required building permits;

                        (c) all other permits, licenses, and other approvals required by law to complete Tenant's construction of Tenant's Initial Work on the Leased Premises; and

                        (d) a complete list of the names, addresses, telephone numbers and contract amounts for all contractor(s), subcontractors, vendors and/or suppliers providing materials and/or labor for the construction of Tenant's Initial Work; and

                        5.1.1 2.3 Within thirty (30) days after each of the foregoing conditions specified have been satisfied by Tenant, Tenant shall deliver to Landlord a written request for disbursement from the Allowance, together with: (i) copies of all invoices from Tenant's contractor(s), subcontractors, vendors and/or suppliers providing materials and/or labor for the construction of Tenant's Initial Work; (ii) a conditional mechanic's lien release or other lien release, in a form reasonably acceptable to Landlord, for all work for which Tenant seeks a disbursement request; and (iii) an unconditional mechanics' lien release or other lien release for all of the Initial Tenant Work that has been performed thus far, if any, in a form reasonably acceptable to Landlord. Within thirty (30) days after Landlord's receipt of such written request for distribution, Landlord shall disburse to Tenant the amount of such invoices, unless, within said thirty (30) day period, Landlord shall notify Tenant of Landlord's reasonable objection(s) thereto. Notwithstanding the foregoing, Landlord, in Landlord's sole determination, shall have the right to deposit all or some portion of the Allowance into Tenant's Escrow Account or into a separate construction escrow account established by Landlord in order to facilitate payment of the construction costs upon submission of Tenant invoices. In connection with the foregoing, prior to commencing any Tenant's Work in any of the phases, Tenant shall purchase and deliver to Landlord a payment and a performance bond issued by a surety authorized to do business within the State of California in a principal amount sufficient to ensure completion of such Tenant's Work. Tenant shall bear all costs of construction of Tenant's Work in excess of the Allowance.

          5.1.2 Tenant shall not have access to any of the Allowance until after the Commencement Date of the Lease. During the first thirty days after the Commencement Date, Landlord shall make available to Tenant a maximum of two hundred thousand dollars and no cents ($200,000.00) of the Allowance, subject to the terms in this Section 5.1. After the initial thirty-day period, the balance of the Allowance shall be made available to Tenant, payable to Tenant pursuant to the terms in this Section 5.1.

     5.2 Subsequent Alterations to the Leased Premises by Tenant. Except as provided in this section, Tenant shall not make any further alterations, improvements, or modifications to the Leased Premises, or to the Building, without Landlord's express prior written consent, which consent shall not be unreasonably withheld or delayed. Tenant, at its cost, shall have the right to make, without Landlord's consent, such nonstructural alterations to the interior of the Leased Premises, as Tenant requires in order to conduct its business within the Leased Premises, provided such non-structural alterations collectively do not exceed a total cost to Tenant in excess of the amount of fifty thousand dollars and no cents ($50,000.00) in any three calendar year period; and provided, however, that Tenant shall not begin any such alterations, modifications, or improvements, until five (5) business days after Tenant has notified Landlord of the date the alterations will commence, so that Landlord can post appropriate notices of non-responsibility.

     5.3 Alterations to the Leased Premises Requiring Landlord's Consent. When making any alterations, improvements, or modifications to the Leased Premises or the building thereon, which require Landlord's prior written consent, not less than thirty (30) days prior to the date upon which Tenant intends to commence construction of such alterations, improvements, or modifications, Tenant shall submit to Landlord for approval reasonably detailed final plans and working drawings of the proposed alterations, improvements, or modifications. Landlord may impose as a condition of its consent to such alterations, improvements, or modifications, such requirements as Landlord may deem reasonable and desirable, including but not limited to, the requirement that Tenant, and/or Tenant's contractor(s), post a payment and/or a completion bond, or deposit sufficient funds to complete the project into a construction escrow account reasonably acceptable to Landlord ("Tenant's Escrow Account"), in order to guarantee the performance of Tenant's construction obligations hereunder. Landlord also reserves the right to disapprove of any proposed alterations, improvements, or modifications, which, in Landlord's sole determination, would not maintain a consistency of design within the Building. Landlord agrees to consent to said proposed alterations, improvements, or modifications, or to advise Tenant in reasonable detail of its reasonable objections thereto, within twenty-one (21) days after receipt of the proposed final drawings and plans, in order to permit Tenant time to make any appropriate revisions to its plans. If Landlord fails to affirmatively approve or disapprove of the proposed alterations, improvements, or modifications within said time period, the proposed alterations, improvements, or modifications shall be deemed disapproved. Once said plans are approved by Landlord in writing, Tenant shall configure and construct the Leased Premises in strict accordance with such plans and shall make no changes without Landlord's consent.

     5.4 All Alterations to the Leased Premises. In making any alterations, improvements, or modifications to the Leased Premises, or to the Building, including, without limitation, the construction of Tenant's Work during any of the phases, and whether or not Landlord's prior consent is required pursuant to this Lease, Tenant shall comply with each of the following terms and conditions, unless specifically stated otherwise in the Lease or the Work
Letter:

          5.4.1 Tenant shall utilize only such contractor(s), materials, mechanics and materialmen in connection with the alteration, improvement, or modification of the Leased Premises, as shall have been approved by Landlord in Landlord's reasonable determination.

          5.4.2 Tenant shall pay all costs and expenses relating to the alteration, improvement, or modification to the Leased Premises undertaken by Tenant.

          5.4.3 Tenant shall provide working drawings of any proposed alterations, improvements, and/or modifications to Landlord prior to commencing such alterations or modifications.

          5.4.4 All alterations, improvements, and/or modifications shall be approved by all appropriate government agencies, and all applicable permits and authorizations shall be obtained prior to commencement of construction of the alterations.

          5.4.5 All alterations, improvements, and/or modifications shall be completed by Tenant with due diligence in strict compliance with all laws and regulations relating to the project, including, but not limited to, the Americans With Disabilities Act of 1990, Pub. Law 101-336, 104 Stat. 1327, as amended, and all related Federal, State and Local statutes and regulations (collectively referred to as "ADA"), and in strict accordance with the plans and specifications and working drawings.

          5.4.6 Prior to commencing construction, Tenant will obtain, and/or cause its architects and contractors to obtain, and verify to Landlord that Tenant, and/or its architects and contractor(s), have obtained, such additional insurance as shall be reasonably required by Landlord, including, but not limited to errors and omissions coverage for all design work, workers compensation insurance as required by law, all physical loss builders risk insurance, including operations completed coverage, and standard endorsement CG 2010, comprehensive automobile liability insurance, and comprehensive general liability insurance. All liability policies, except for workers compensation insurance, shall have policy limits of not less than two million dollars and no cents ($2,000,000.00), or such additional amount as Landlord may reasonably require, and shall name Landlord and Landlord's employees, agents, architects, and contractors as additional insureds. All casualty policies shall have policy limits of not less than full replacement value, with deductibles not greater than one thousand dollars and no cents ($1,000.00) per occurrence. The policy of workers compensation insurance shall be in such coverage amount as is required by law, and shall contain an endorsement waiving all rights of subrogation against Landlord, and Landlord's employees, agents, architects, and contractors.

          5.4.7 All alterations, improvements, modifications, and fixtures shall utilize building standard materials.

          5.4.8 All work shall be performed in a manner that will not materially interfere with the quiet enjoyment of occupants of adjacent properties.

          5.4.9 All improvements, modifications, alterations, and/or fixtures installed as part of the construction, shall at Landlord's election, become the property of Landlord upon the expiration or other earlier termination of this Lease; provided, however, that Landlord shall have the right to require Tenant to remove the fixtures at Tenant's cost on termination of this Lease. If Tenant is required by Landlord to remove the fixtures on termination of this Lease, Tenant shall repair and restore any damages to the Leased Premises caused by such removal.

     5.5 Mechanics' Liens. Tenant shall pay for all construction by it or caused to be done by it on the Leased Premises as permitted by this Lease. Tenant shall keep the Leased Premises, and the building thereon, and any other improvements owned by Landlord, free and clear of all mechanics' and materialmen's liens resulting from construction done by or for Tenant. Tenant shall have the right to contest the correctness or the validity of any such lien if, immediately upon demand by Landlord, Tenant procures and records a lien release bond issued by a corporation authorized to issue surety bonds in the State of California in an amount equal to one and one-half (1 1/2) times the amount of the claim of lien. The bond shall provide for the payment of any sum that the claimant may recover on the claim (together with costs of suit if it recovers in the action). Failure to obtain such a lien release bond within ten (10) days after notice thereof shall, in the sole discretion of Landlord, constitute an event of default under this Lease. If Tenant fails to obtain such a lien release bond within said ten
(10) day period, Landlord may take
whatever actions Landlord deems necessary in order to obtain the release, and Tenant shall indemnify Landlord for all costs incurred by Landlord in obtaining such release, including, but not limited to, any attorneys' fees and costs incurred by Landlord and/or the lien claimant.

     5.6 Signs. Tenant, at Tenant's sole cost, may install any signage upon the Leased Premises that is permitted by applicable law, including without limitation, any federal, state, local, or quasi-governmental rule, regulation, ordinance, statute, or case law, and is not inconsistent with any Covenants, Conditions, and Restrictions (or similar type agreement) in effect concerning the Property. Landlord makes no representation with respect to Tenant's ability to obtain such approval and/or to install such signage. Tenant shall remove such signage at the Expiration Date or sooner termination of this Lease and repair any damage to the Leased Premises caused by such removal.

                                    ARTICLE 6

                             UTILITIES AND SERVICES

     6.1 Utilities and Services to Leased Premises. Tenant shall contract with and pay directly the providers of all utilities and services furnished to the Leased Premises, including, without limitation, the following: gas, electrical, H.V.A.C., telephone, waste removal, janitorial, sewage, and other utilities, telecommunications and cleaning services provided to the Leased Premises.

     6.2 Interruption of Services. Landlord shall not be liable to Tenant for any interruption or failure of any utilities or services to the Leased Premises, or any portion thereof, nor shall such constitute a constructive eviction or give rise to a right of rent offset or abatement or effect the obligations of Tenant under this Lease in any other way whatsoever where the failure or interruption is caused by accident, breakage, repairs, strikes, lockouts or labor disputes of any nature, Acts of God or Nature, the utility supplier or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord or where Landlord diligently and in good faith acts to remedy same, unless such interruption or failure was caused by Landlord's gross negligence or willful misconduct, but Tenant shall be subrogated to any rights Landlord may have against any supplier of services or utilities in such event.

                                    ARTICLE 7

                      INDEMNITY AND EXCULPATION; INSURANCE

     7.1 Indemnification and Waiver. Except when due to the gross negligence or willful misconduct of the Landlord Parties (as defined below) and as otherwise provided for in this Lease, Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Leased Premises from any cause whatsoever (including, but not limited to, any personal injuries resulting from a slip and fall in, upon or about the Leased Premises) and agrees that Landlord, its partners, subpartners and their respective officers, agents, servants, employees, and independent contractors (collectively, "Landlord Parties") shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in, on or about the Leased Premises (including, but not limited to, a slip and fall), any acts, omissions or negligence of Tenant of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, invitees, guests or licensees of Tenant or any such person, in, on or about the Leased Premises, or any portion thereof, or any breach of the terms of this Lease, either prior to, during, or after the expiration of the term of this Lease, provided that the terms of the foregoing indemnity shall not apply to the gross negligence or willful misconduct of the Landlord Parties. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenant's occupancy of the Leased Premises, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as reasonable appraisers', accountants' and attorneys' fees; provided, however, that if Tenant's and/or Landlord's insurance carrier has acknowledged coverage for the claim, and the available insurance proceeds are reasonably adequate to cover all of Landlord's losses, Tenant shall not be obligated to pay any amounts in excess of the available coverage. The provisions of this section shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination.

     7.2 Tenant's Insurance. Tenant shall maintain the following coverages in the following amounts.

          7.2.1 Commercial General Liability Insurance. Covering the insured against claims of bodily injury, personal injury and property damage (including loss of use thereof) arising out of Tenant's operations, and contractual liabilities (covering the performance by Tenant of its indemnity agreements) including a Broad Form endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in
Section 7.1 above, for limits of liability not less than:

          Bodily Injury and
          Property Damage                $3,000,000 each occurrence
          Liability                      $3,000,000 annual aggregate
          Personal Injury Liability      $3,000,000 each occurrence
                                         $3,000,000 annual aggregate
                                         0% Insured's participation

         7.2.2 Physical Damage Insurance. Covering the Leased Premises, and all portions thereof, including without limitation, (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant's property within the Leased Premises; (ii) the Building structure and improvements; (iii) Tenant's Work; (iv) any other improvements which exist in the Leased Premises, and (v) all other improvements, alterations and additions to the Leased Premises.

Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value (subject to reasonable deductible amounts) new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, and explosion, and providing business interruption coverage for a period of one year.

          7.2.3 Worker's Compensation and Employer's Liability. Tenant at Tenant's sole cost shall maintain Worker's Compensation insurance in the amounts and as required by the State of California and Employer's Liability insurance, or other similar insurance reasonably satisfactory to Landlord, in amounts reasonably satisfactory to Landlord, or as otherwise required by applicable state and local statutes and regulations.

          7.2.4 Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Each policy of insurance required to be carried by Tenant under this Lease (including, without limitation, all insurance required pursuant to Section 5.4.6 above) shall (i) name Landlord, and any other party the Landlord so specifies, as an additional insured, including Landlord's managing agent, if any; (ii) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California; (iii) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (iv) be in form and content reasonably acceptable to Landlord; and (v) provide that said insurance shall not be canceled or coverage changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee of Landlord. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Commencement Date and at least thirty (30) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) days after delivery to Tenant of bills therefor.

          7.2.5 Subrogation. Landlord and Tenant intend that their respective property loss risks shall be borne by reasonable insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. The parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers, provided such waiver of subrogation shall not affect the right to the insured to recover thereunder. The parties agree that their respective insurance policies are now, or shall be, endorsed such that the waiver of subrogation shall not affect the right of the insured to recover thereunder, so long as no material additional premium is charged therefor.

          7.2.6 Additional Insurance Obligations. Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this section and such other reasonable types of insurance coverage and in such reasonable amounts covering the Leased Premises and Tenant's operations therein, as may be reasonably requested by Landlord.

                                    ARTICLE 8

                                   DESTRUCTION

     8.1 Repair of Damage to Premises by Landlord. Except as otherwise set forth in Section 8.2 below, in the event that all or any portion of the Leased Premises shall be damaged by fire or other casualty, this Lease shall not terminate, and Tenant shall reconstruct the Leased Premises on the terms and conditions set forth herein. If any such casualty shall occur, Tenant shall promptly notify Landlord of such damage, subject to the provisions of Article 5 of this Lease, Tenant shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Tenant's reasonable control, and subject to all other terms of this article, restore the Leased Premises to substantially the condition prior to the casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building and/or the Leased Premises or any other modifications requested by Landlord, which are consistent with the character of the Building; provided, however that Landlord shall contribute to the costs of such reconstruction ("Landlord's Insurance Contribution") out of any insurance proceeds actually received by Landlord as the result of such damage to the Leased Premises (other than insurance proceeds, or any portion thereof, received by Landlord as compensation for loss or damage to personal property or fixtures belonging to Landlord) in an amount equal to the difference between Tenant's total costs of reconstruction and the greater of the following ("Tenant's Insurance Proceeds"): (a) the total amount of insurance required to be carried by Tenant under this Lease with respect to such event of damage or destruction; or (b) the total amount of insurance proceeds actually received by Tenant as the result of such damage or destruction. In no event shall Landlord's Insurance Contribution exceed the amount of insurance proceeds actually received by Landlord as the result of such damage to the Leased Premises (other than insurance proceeds received by Landlord as compensation for loss or damage to personal property or fixtures belonging to Landlord). Prior to the commencement of construction, Tenant shall submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged portions of the Building necessary to Tenant's occupancy thereof, and the Building is not occupied by Tenant as a result of such casualty, then during the time and to the extent the Building is unfit for occupancy, the Minimum Monthly Rent shall be abated, to the extent compensated by the proceeds of rental interruption insurance payments received by Landlord, in proportion to the ratio that the amount of rentable square feet of the Building which are unfit for occupancy for the purposes permitted under this Lease bears to the total rentable square feet of the Building; provided, however, that Tenant's right to a rent abatement pursuant to the preceding sentence shall terminate as of the date which is reasonably determined by Landlord to be the date Tenant should have completed repairs to the Leased Premises assuming Tenant used reasonable due diligence in connection therewith.

     8.2 Elections to Terminate. In the event of damage or destruction to the Leased Premises and/or the Building, Landlord or Tenant may terminate this Lease only on the terms and conditions set forth in this section:

         8.2.1 Landlord's Election to Terminate. Notwithstanding any other provision of this Lease, Landlord may elect not to require Tenant to rebuild and/or restore the Leased Premises, and to instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of discovery of the damage, such notice to include a termination date giving Tenant ninety (90) days to vacate the Leased Premises, but Landlord may so elect only if the Building shall be damaged by fire or other casualty or cause, whether or not the Leased Premises are affected, and one or more of the following conditions is present: (i) in Landlord's reasonable judgment, repairs cannot reasonably be completed within two hundred seventy (270) days after the date of discovery of the damage (when such repairs are made promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this article, without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or the Entire Property or ground lessor with respect to the Building or the Entire Property shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) the damage is not fully covered by Landlord's insurance policies; (iv) the damage occurs during the last twelve (12) months of the Lease Term.

          8.2.2 Tenant's Election to Terminate. Tenant may terminate this Lease by providing written notice thereof to Landlord within sixty (60) days after the date of discovery of the damage, such notice to include a termination date giving Tenant not more than sixty (60) days following such notice in which to vacate the Leased Premises, only if all of the following are true: (i) the damage was not caused by the negligence or intentional act of Tenant or any related persons or entities, and their respective officers, agents, servants, employees, and independent contractors; (ii) Tenant is not then in default under this Lease beyond applicable cure periods; (iii) as a result of the damage, Tenant cannot reasonably conduct business from the Leased Premises; and (iv) in Landlord's reasonable judgment, repairs cannot reasonably be completed within three hundred sixty-five (365) consecutive calendar days after the date of discovery of the damage (when such repairs are made promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this article, without the payment of overtime or other premiums).

     8.3 Waiver of Statutory Provisions. The provisions of this Lease, including this article, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any portion of the Leased Premises, the Building, and/or the Entire Property, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Leased Premises, the Building, and/or the Entire Property.

                                    ARTICLE 9

                                 EMINENT DOMAIN

     9.1 Parties' Rights and Obligations To Be Governed by Lease. In case all of the Leased Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, either party shall have the right to terminate this Lease effective as of the date possession is required to be surrendered to said authority. Tenant shall not assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In the event the portion of the Leased Premises or the type of estate taken shall not substantially interfere with the conduct of Tenant's business, Landlord shall be entitled to the entire amount of the award without deduction for any estate or interest of Tenant, Landlord shall accomplish all necessary repair occasioned thereby, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Leased Premises of which, Tenant shall be so deprived on account of such taking and repair. Nothing contained in this section shall be construed to give Landlord an interest in any award made to Tenant for the taking of personal property and trade fixtures belonging to Tenant, and during the initial term of this Lease only, Tenant shall retain a claim against an award in eminent domain for an amount equal to Tenant's unamortized cost of the Tenant's Work over the remaining initial Lease term on a straight line basis without interest. Each party waives any statutory right in conflict with the provisions hereof, including, without limitation, rights under California Code of Civil Procedure
Section 1265.130. For purposes of this section, leasehold improvements paid for by Tenant shall be amortized on a straight line basis, without interest, over the entire term of this Lease. Notwithstanding anything to the contrary contained in this section, in the event of a temporary taking of all or any portion of the Leased Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Minimum Monthly Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Building taken bears to the total rentable square feet of the Building.

                                   ARTICLE 10

                     ASSIGNMENT, SUBLETTING, AND ENCUMBRANCE

     10.1 Prohibitions in General. Tenant shall not (whether voluntarily, involuntarily, or by operation of law) (i) assign, transfer, hypothecate, pledge or encumber Tenant's interest in this Lease or in the Leased Premises, (ii) allow all or any part of the Leased Premises to be sublet, occupied, or used by any person other than Tenant, (iii) transfer any right appurtenant to this Lease or the Leased Premises, (iv) mortgage or encumber the Lease (or otherwise use the Lease as a security device) in any manner, or (v) permit any person to assume or succeed to any interest whatsoever in this Lease without Landlord's prior written consent in each instance, which consent may not be unreasonably withheld. Landlord's consent to any such assignment, sublease, hypothecation, encumbrance, or transfer (collectively "Transfer") shall be evidenced by Landlord's signature on the Assumption Agreement provided for below. Unless otherwise permitted under this Article 10, any Transfer without Landlord's consent shall, at the election of Landlord, constitute an event of default by Tenant under this Lease and shall be voidable at Landlord's option. Landlord's consent to any one such Transfer shall not constitute a waiver of the provisions of this section with respect to any subsequent Transfer or a consent to any subsequent Transfer. Landlord's consent to any one Transfer shall not release Tenant from Tenant's obligations under this Lease. The provisions of this section expressly apply to all heirs, successors, subtenants, assigns and transferees of Tenant. All Transfers and proposed Transfers are subject to the provisions of this section.

     10.2 Consent Not Unreasonably Withheld to Assignment or Subleasing. Notwithstanding the foregoing, it shall be reasonable for Landlord to withhold its consent to any proposed assignment or sublease of this Lease, any right or interest in this Lease, or any right or interest in the Leased Premises or any improvements that may now or hereafter be constructed or installed in the Leased Premises, on any of the following grounds:

          10.2.1 The inability of the Tenant's proposed assignee, subtenant, encumbrancer, hypothecator, or transferee (collectively referred to as the "Transferee") to fulfill the terms of the Lease;

          10.2.2 The financial unsuitability of the Transferee. A Transferee may be presumed to be financially unsuitable if, either: (a) at the time of the proposed transfer, either (i) the net worth of the Transferee shall be less than fifty million dollars ($50,000,000.00); and/or (ii) the difference between the current assets and current liabilities of the Transferee shall be less than five million dollars and no cents ($5,000,000.00); or (b) in the sole determination of Landlord, the Transferee is less financially stable than Tenant.

          10.2.3 The non-suitability of the Leased Premises for the intended use by the Transferee;

          10.2.4 Any intended unlawful or undesirable use of the Leased
Premises;

          10.2.5 The need for alteration of the Leased Premises; and

          10.2.6 The need to modify this Lease.

     10.3 Change in Ownership Interest. If Tenant is a corporation, limited liability company, partnership (whether general or limited), unincorporated association, or other form of legal entity, whose ownership interests (whether as shareholder, member, partner, or other) are not publicly traded on a nationally recognized securities exchange, any sale, transfer, assignment, hypothecation, gift, or other change, which, whether directly or indirectly, results in a different person or entity: (i) possessing in excess of twenty-five percent (25%) of the legal or beneficial ownership of Tenant; (ii) gaining voting and/or management control of Tenant; and/or (iii) owning, possessing, and/or claiming a security interest in, all or substantially all of the assets of Tenant; as well as any merger, consolidation, or reorganization involving Tenant (collectively "Change in Ownership Interest"), shall be deemed an assignment within the meaning of this section. As a condition to Landlord granting its consent to any proposed Change of Ownership Interest relating to Tenant, Landlord shall have the right, but not the obligation, in Landlord's sole and absolute determination, by providing written notice thereof to Tenant, to adjust the Minimum Monthly Rent payable under this Lease to the then applicable fair market rent for the Leased Premises. In determining fair market rent. Landlord shall consider the highest and best use for the Leased Premises, without regard to any limitation upon the use of the Leased Premises specified in this Lease.

     10.4 Assumption Agreement. As a condition to Landlord's consent to any Transfer of Tenant's interest in this Lease or the Leased Premises, Tenant and the Transferee, shall each execute a written Assumption Agreement, in a form approved by Landlord, which Assumption Agreement shall include a provision under which the Transferee expressly assumes all of the obligations of Tenant under this Lease, and that the Transferee shall be, and remain, jointly and severally liable with Tenant for the performance of all conditions, covenants, and obligations under this Lease commencing on the effective date of the Transfer of Tenant's interest in this Lease. Landlord shall be entitled to recover its reasonable costs, including, without limitation, attorneys' fees in processing any such request for consent to transfer. Upon the occurrence of an event of default under this Lease, Landlord shall have the right, but not the obligation, to collect and enjoy all rents and other sums of money payable under any sublease of any of the Leased Premises, and Tenant hereby irrevocably and unconditionally assigns such rents and money to Landlord, which assignment may be exercised upon and after (but not before) the occurrence of an event of default.

     10.5 Monthly Bonus Value. It is the intention of the parties hereto that this Lease shall confer upon Tenant only the right to use and occupy the Leased Premises, and to exercise such other rights as are conferred upon Tenant by this Lease. The parties agree that this Lease is not intended to have a "Bonus Value", as defined below, nor is this Lease intended to serve as a vehicle whereby Tenant may profit by a future Transfer of this Lease, or from the right to use or occupy the Leased Premises as a result of any favorable terms contained herein or any future changes in the market for leased space in the geographical region wherein the Leased Premises are located. Each month following any such Transfer, Tenant shall pay to Landlord, as Additional Rent, an amount equal to fifty percent (50%) of any Bonus Value that may attach to this Lease during such month (the "Monthly Bonus Value"). For purposes of this Lease, "Bonus Value" shall mean and refer to any and all amounts and/or other consideration received by Tenant, however denominated, in excess of the rental paid or payable by Tenant hereunder for the use and occupancy of the Leased Premises, or any portion thereof, after amortizing the costs of subleasing on a straight line basis, without interest, over the then remaining term of this Lease. As used herein, "costs of subleasing" shall mean the actual amount paid by Tenant in connection with any assignment or subletting for the following: (1) brokerage and marketing fees; (2) legal fees; and (3) cost of sublease improvements paid for by Tenant. The amount of any Bonus Value shall be determined on a dollars per square foot basis, by aggregating all subrents received by Tenant and dividing such amount by the total number of square feet of subleased space and subtracting from such amount the rent per square foot payable by Tenant for such space.

     10.6 Landlord's Right to Recapture Space. Notwithstanding anything to the contrary set forth in this Lease, Landlord shall have the option, by giving written notice thereof to Tenant within sixty (60) days after Landlord's receipt of written notice from Tenant of Tenant's intention to assign or sublease all or any portion of Tenant's interest in the Leased Premises and/or this Lease, to recapture all or any portion of the Leased Premises subject to such proposed assignment or sublease. Such recapture shall cancel and terminate this Lease with respect to the portion of the Leased Premises so recaptured until the last day of the term of the proposed assignment or sublease. If this Lease shall be canceled with respect to less than the entire Premises as the result of a recapture of such space on the part of Landlord in accordance with this section, during the period of such recapture, the Minimum Monthly Rent payable under this Lease shall be proportionally reduced by an amount which shall be determined by multiplying the then applicable Minimum Monthly Rent otherwise payable under this Lease for the use and occupancy of the Premises by a ratio, the numerator of which is the number of rentable square feet recaptured by Landlord in accordance with this section and the denominator of which is the number of rentable square feet comprising the Premises prior to such recapture. Except for the rent reduction set forth in the previous sentence, this Lease shall thereafter continue in full force and effect with respect to the reduced area of the Premises, and upon request of either party, the parties shall execute an amendment to this Lease providing written confirmation of the same.

     10.7 Permitted Transfers. Notwithstanding the foregoing, the consent of Landlord shall not be required and Landlord shall have no right to recapture or retake possession of the Premises in connection with any proposed assignment or sublease, in which either of the following is true (the "Permitted Transfers"):
(i) after giving effect to such transfer, the original Tenant herein, in the aggregate, shall be in occupancy of not less than fifty percent (50%) of the floor area within the Building; or (ii) the proposed transfer is a true colocation agreement, pursuant to which Tenant provides facilities and telecommunications equipment to internet service providers and telecommunication providers for the provision of telecommunication services to end users, provided such internet service providers and telecommunication providers do not regularly have personnel within the Leased Premises that is inconsistent with that which is commercially reasonable within the colocation industry ("Colocation Agreement"): provided that each of the following is also true: (a) Tenant is not in default under this Lease beyond applicable cure periods; (b) the transferee operates its business in the Leased Premises for the uses described in this Lease and no other purpose; and (c) in no event shall any such transfer release or relieve Tenant from any of its obligations under this Lease. Except for a Colocation Agreements as defined above, Tenant shall provide Landlord with written notice of any Permitted Transfer. Notwithstanding any other provision in this section, Landlord shall not be entitled to any Bonus Value or other consideration received by Tenant arising out of any Colocation Agreement.

     10.8 Merger/Consolidation/Reorganization. Notwithstanding anything to the contrary contained in this Lease: (i) Tenant shall not be obligated to pay to Landlord any Bonus Value or other consideration received by Tenant; (ii) Landlord shall have no right to recapture or retake possession of the Leased Premises; (iii) no "option" (including the option to extend the term of this Lease as set forth in Section 1.4 above) or other right of original Tenant hereunder shall terminate or otherwise be affected; and (iv) the consent of Landlord shall not be required, with respect to any proposed assignment or sublease of all or any portion of the Leased Premises or this Lease to any successor of Tenant by merger, consolidation or reorganization; provided: (a) Tenant is not in default under this Lease beyond applicable cure periods; (b) the continuing or surviving entity shall own all or substantially all of the assets of Tenant and shall have a net worth which is at least equal to the Tenant's net worth at the date of the Transfer; (c) such proposed transferee operates the business in the Leased Premises for the use described in this Lease and no other purpose; and
(d) in no event shall any Transfer release or relieve Tenant from any of its obligations under this Lease. Tenant shall give Landlord written notice of any such transfer. For the purpose of this Lease, sale of Tenant's capital stock through any public exchange or issuances for purposes of raising financing shall not be deemed an assignment, subletting, or any other transfer of the Lease or the Leased Premises.

                                   ARTICLE 11

                                     DEFAULT

     11.1 Default Described. The occurrence of any of the following shall constitute a material breach of this Lease and a default by Tenant: (i) Tenant fails to pay Minimum Monthly Rent, Additional Rent or any other sums as and when due hereunder, where such failure continues for three (3) days after written notice thereof by Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under Section 1161, et. seq. of the California Code of Civil Procedure or any successor statute thereto or similar statute hereinafter enacted; (ii) abandonment of the Leased Premises; (iii) assignment, encumbrance or subletting in violation of the provisions hereof, or waste or nuisance or an act, omission or condition prohibited hereunder at the Leased Premises or use of the Leased Premises for an unlawful purpose or failure to perform any provision of this Lease which cannot, after such failure, be performed; (iv) Tenant's failure to vacate and deliver possession of the Leased Premises upon the expiration or termination of this Lease as provided for herein; (v) any change in the use of the Leased Premises by Tenant; (vi) failure to purchase and maintain policies of insurance required to be carried by Tenant; or (vii) Tenant's failure to perform timely any other provision of this Lease, which performance shall be deemed timely, where no time period has been specified elsewhere in this Lease, if completed within thirty
(30) days, provided that if such default cannot reasonably be cured within thirty (30) days, Tenant shall be excused from its default of this Lease if Tenant commences to cure the default immediately upon receipt of written notice from Landlord to do so and continuously, diligently, and in good faith accomplishes such cure within a reasonable time thereafter.

     11.2 Landlord's Remedies. Landlord shall have the remedies set forth in this Lease upon any event of default by Tenant hereunder. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law including but not limited to the unlawful detainer proceedings authorized by Code of Civil Procedure Sections 1161, et seq., equity or agreement of the parties.

     11.3 Tenant's Right to Possession Not Terminated. Landlord has the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations). In connection with the foregoing, Landlord may elect to continue this Lease in full force and effect, in which case Landlord shall have the right to collect rent and other sums when due. During the period Tenant is in default, Landlord may enter the

Leased Premises and relet them, or any part of them, to third parties for Tenant's account and alter or install locks and other security devices at the Leased Premises. Tenant shall be liable immediately to Landlord for all reasonable costs Landlord incurs in reletting the Leased Premises. Reletting may be for a period equal to, shorter or longer than the remaining term of this Lease and rent received by Landlord shall be applied to (i) first, any indebtedness from Tenant to Landlord other than rent due from Tenant; (ii) second, all reasonable costs incurred by Landlord in reletting; (iii) third, rent due and unpaid under this Lease. After deducting the payments referred to in this section, any sum remaining from the rent Landlord receives from reletting shall be held by Landlord and applied in payment of future rent and other amounts as rent and such amounts become due under this Lease. In no event shall Tenant be entitled to any excess rent received by Landlord.

     11.4 Termination of Tenant's Right to Possession. Landlord can terminate Tenant's right to possession of the Leased Premises or this Lease or both at any time after a default by Tenant by giving notice to Tenant of Landlord's election to do so and such termination shall be effective on the date set forth in such notice. Acts of maintenance, efforts to relet the Leased Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. No act by Landlord other than giving notice to Tenant shall terminate this Lease. On termination of this Lease, Landlord has the right to recover from Tenant: (i) the worth, at the time of the award, of the unpaid rent that had been earned at the time of termination of this Lease; (ii) the worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; (iii) the worth, at the time of the award, of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; (iv) any other amount, and court costs, reasonably necessary to compensate Landlord for all detriment proximately caused by Tenant's default, or which in the ordinary course of things would be likely to result therefrom, including, without limitation, the unamortized portion of brokers' fees or commissions and reasonable attorneys' fees incurred by Landlord in connection with the negotiation and execution of the Lease with Tenant; and (v) "the worth, at the time of the award," as used in (i) and (ii) above, is to be computed by allowing interest at the Default Interest Rate. "The worth, at the time of the award," as referred to in (iii), is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

     11.5 Landlord's Right to Cure Tenant's Default. If Tenant fails to immediately commence and diligently and continuously prosecute to completion performance of any of its obligations hereunder after notice by Landlord or any governmental authority that it do so, and after expiration of the applicable cure period, then Landlord, in addition to all other remedies available hereunder or by law and equity, and without waiving any alternative remedies, including the right to declare Tenant in breach and default of this Lease, may perform the same, and in that event, Tenant shall reimburse Landlord, upon demand, as Additional Rent, for all reasonable costs Landlord incurs in taking steps to perform such obligations regardless of which party actually completes the same, together with interest from the date Landlord incurs the cost until paid at the Default Interest Rate.

     11.6 Waiver of Redemption. Tenant hereby expressly waives any and all rights to recover or regain possession of the Leased Premises or to reinstate or redeem this Lease to which it may be entitled by or under any present or future law or decisions including without limitation, Sections 1174 and 1179 of the California Code of Civil Procedure.

     11.7 All Sums Due and Payable as Rent. Tenant shall also pay as Additional Rent all sums, impositions, costs, expenses, and other payments which Tenant in any of the provisions of this Lease assumes or agrees to pay, and, in case of any nonpayment thereof, Landlord shall have, in addition to all other rights and remedies, all the rights and remedies provided for in this Lease or by law in the case of nonpayment of Minimum Monthly Rent.

     11.8 Landlord Default. For purposes of this Lease, Landlord shall not be deemed in default hereunder unless and until Tenant shall first deliver to Landlord thirty (30) days' prior written notice, and Landlord shall fail to cure said default within said thirty (30) day period, or in the event Landlord shall reasonably require in excess of thirty (30) days to cure said default, shall fail to commence said cure with said thirty (30) day period, and thereafter diligently to prosecute the same to completion. In the event that Landlord fails to perform any of its obligations within the period described in the preceding sentence, Tenant, upon written notice to Landlord, may perform any such obligation of Landlord's, and Landlord shall be obligated to reimburse Tenant for its reasonable cost of so doing, promptly upon demand from Tenant for same.

                                   ARTICLE 12

                          LANDLORD'S ENTRY ON PREMISES

     12.1 Right of Entry. Landlord and its authorized representatives, (to the extent Tenant reasonably requests, Landlord and its authorized representatives shall not enter the Leased Premises unless accompanied by an employee or representative of Tenant) shall have the right and Tenant shall permit them to enter the Leased Premises at all reasonable times and (with respect to (ii), (iii), and (iv) below only) upon reasonable notice of at least twenty-four (24) hours (i) to determine whether the Leased Premises are in good condition and whether Tenant is complying with its obligations under this Lease, (ii) to perform any services (including, if applicable, janitorial services), do any necessary or appropriate maintenance, or make any restoration to the Leased Premises and/or the Building that Landlord has under the Lease the right or obligation to perform, (iii) to serve, post, or keep posted any notices required or allowed under the provisions of this Lease, (iv) to show the Leased Premises to prospective brokers, agents, buyers, tenants, or persons interested in an exchange, at any time during the term, provided that, notwithstanding the foregoing, Landlord may enter the Leased Premises at any time, unaccompanied, in an emergency to take action to preserve the Leased Premises or the occupants of same.

     12.2 Exculpation. Except to the extent of the gross negligence or willful misconduct of Landlord or Landlord's authorized representatives, Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, or other damage arising out of Landlord's entry on the Leased Premises as provided in this article, nor shall any such entry constitute a constructive eviction or in any way affect Tenant's obligations under this Lease or entitle Tenant to an abatement or reduction of rent. Landlord shall use reasonable efforts in the exercise of its right of entry pursuant to this article in such a manner as to minimize interference with the conduct of Tenant's business.

                                   ARTICLE 13

                             SUBORDINATION; ESTOPPEL

     13.1 Subordination. This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security hereafter placed upon the Leased Premises and to any and all advances made upon the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Leased Premises shall not be disturbed so long as Tenant is not in default hereunder.

     13.2 Prior Lien. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease on the date of recording thereof.

     13.3 Documentation. Tenant agrees to execute any documents required to effectuate any such subordination or make this Lease prior to the lien of any such mortgage, deed of trust or ground lease, as the case may be, and failing to do so within 10 days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead to do so.

     13.4 Attornment. Tenant shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure. Tenant shall execute the written agreement and any other documents reasonably required by such purchaser, grantee or transferee to accomplish the purposes of this article.

     13.5 Estoppel Certificates. Tenant or Landlord, within five (5) business days of each request by the other to do so, shall:

           13.5.1 Execute and deliver to the other estoppel certificate(s), (i) certifying that this Lease is unmodified and in full force and effect or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to its knowledge, any uncured defaults on the part of the other party hereunder, or stating the nature of defaults if such exist, and (iii) evidencing the status of the Lease, as may be required either by a prospective or actual lender making a loan to Landlord or Tenant or a purchaser of the Leased Premises from Landlord or successor Landlord with respect to some other interest in the Leased Premises or Lease;

          13.5.2 (Tenant only): Deliver to Landlord its most currently available financial statements with an opinion of a certified public accountant, including a balance sheet and a profit and loss statement for the most recent prior year all prepared in accordance with generally accepted accounting principles consistently applied.

          13.5.3 Either party's failure to perform timely each of its obligations under this section shall constitute a material breach of this Lease, entitling the other party to exercise all of its remedies for same.

     13.6 Non-Disturbance From Landlord's Current Lender. Landlord shall use its commercially reasonable efforts to obtain a non-disturbance agreement for Tenant from the holder of any mortgage or deed of trust that existed prior the Commencement Date. Tenant shall pay for all costs arising out of such non-disturbance agreement within ten (10) days of written demand by Landlord. Tenant acknowledges and accepts that Landlord has no control over any required processing fees arising out of such a request or the mortgagee's or holder of the deed of trust's failure to respond to such a request, and Tenant acknowledges that such fees may be subject to change at any time without notice to Landlord or Tenant. In connection with the foregoing, Landlord shall not be liable to Tenant for any costs, damages or liability arising out of any mortgagee's or holder of the deed of trust's refusal to grant a non-disturbance agreement.

                                   ARTICLE 14

                                     NOTICE

     Except as otherwise required by law, and as provided in the Work Letter, any and all notices or other communications required or permitted by this Lease or by law to be served on or given to either party hereto by the other party hereto shall be in writing and shall be deemed duly served and given when personally delivered to the party to whom it is directed or to any managing employee or officer of such party, or, in lieu of such personal service, when sent by Certified United States Mail, Return Receipt Requested, with all postage charges thereon fully prepaid, addressed to Tenant at the Leased Premises, or to Landlord at the address set forth in the introductory paragraph of this Lease. Use of the mail shall extend the time in which action must be taken by five (5) days. Either party, may change its address for purposes of this section by giving written notice of such change to the other party in the manner provided in this section.

                                   ARTICLE 15

                                     WAIVER

     15.1 Delay or Omission. No delay or omission in the exercise of any right or remedy of either party hereto on any default shall impair such a right or remedy or be construed as a waiver of any such default or of any subsequent default. The receipt and acceptance by Landlord of rent shall not constitute a waiver of any default known or unknown to Landlord; no payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent or other sum due hereunder, nor any endorsement or statement on any check or any letter accompanying any check or payment as rent or other sum due hereunder shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other sum or pursue any other remedy provided for in this Lease or otherwise. No act or conduct of Landlord, including, without limitation, the acceptance of the keys to the Leased Premises, shall constitute an acceptance by Landlord of the surrender of the Leased Premises by Tenant before the expiration of the Term. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

                                   ARTICLE 16

                                   ENFORCEMENT

     16.1 Choice of Law and Venue. This Lease shall be construed and interpreted in accordance with the laws of the State of California. Any dispute or litigation brought to enforce or interpret the provisions of this Lease shall be commenced in a court or other appropriate forum for the resolution of such disputes located within the County of Santa Clara of the State of California.

     16.2 Waiver of Trial by Jury. In the interest of saving time and expense, Landlord and Tenant do each hereby consent to trial without a jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other or their successors in respect of any matter arising out of or in connection with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Leased Premises, and/or any claim for injury or damage, or any emergency or statutory remedy. If, as the result of a default on the part of Tenant under this Lease, Landlord commences an action in unlawful detainer or other summary proceeding or action to gain possession or restitution of the Leased Premises, Tenant shall not interpose any counterclaim of any nature or description (unless such counterclaim shall be mandatory) in any such proceeding or action, but shall be relegated to an independent action at law.

     16.3 Attorneys' Fees. In the event any action or proceeding in law or equity or any arbitration proceeding be instituted by either party hereto for damages or possession of the Leased Premises or both, for an alleged breach of any obligation under this Lease to recover rent, to terminate the tenancy of Tenant at the Leased Premises, or to enforce, protect, or establish any right or remedy, the prevailing party (by judgment, award or settlement) in such action or proceeding shall be entitled to recover as part of such action or proceeding such reasonable attorneys' fees, expert witness fees, and court and/or arbitration costs as may be fixed by the court, jury or arbitrator(s).

                                   ARTICLE 17

                             SURRENDER OF POSSESSION

     17.1 Surrender of Possession. Immediately upon the Expiration Date or earlier termination of this Lease, Tenant, except as set forth in the next sentence, shall: (i) vacate, surrender, and deliver to Landlord possession of the Leased Premises, broom clean, with all improvements, fixtures, and equipment therein, in good working order and in the same condition as they were in on the Commencement Date or when installed, if later (reasonable wear and tear and casualty damage excepted), free from all of Tenant's personal property, and free from any toxic, hazardous, or waste materials of any nature whatsoever; and (ii) repair all damage caused by and perform all restoration made necessary by the removal of any alterations or Tenant's personal property. Notwithstanding the foregoing, Landlord shall have the right to require Tenant, at Tenant's sole cost and expense, to restore the Leased Premises to their condition on the Commencement Date, reasonable wear and tear excepted, by providing written notice thereof to Tenant not later than thirty (30) days after the Expiration Date or earlier termination of this Lease.

     17.2 Failure to Surrender Possession. If Tenant fails to surrender possession of the Leased Premises to Landlord on expiration or earlier termination of this Lease, Tenant shall indemnify, defend, and hold Landlord harmless from all claims, liabilities and damages resulting from Tenant's failure to vacate and deliver possession of the Leased Premises, including, without limitation, claims made by a succeeding tenant resulting from Tenant's failure to vacate and deliver possession of the Leased Premises and rental loss which Landlord suffers.

     17.3 Free of Liens. Tenant shall vacate and deliver possession of the Leased Premises free and clear of all liens, charges, or encumbrances thereon resulting from any act or omission on Tenant's part and free and clear of all violations of applicable laws of any federal, state, municipal, or other agency or authority, and shall indemnify, defend, and hold Landlord harmless against any and all claims, loss, liability, expense, damage, costs, and attorney's fees arising out of Tenant's failure to do so.

                                   ARTICLE 18

                               GENERAL CONDITIONS

     18.1 Time of Essence. Time is of the essence of each provision of this Lease.

     18.2 Corporate Authority. On or prior to the date on which Tenant executes this Lease, Tenant shall deliver to Landlord a corporate resolution and/or an incumbency certificate in form and substance reasonably satisfactory to Landlord authorizing Tenant to enter into this Lease and evidencing the signatory's authority to execute this Lease on behalf of Tenant.

     18.3 Successors. This Lease shall be binding on and inure to the benefit of the parties and their successors, except as specifically provided in Article 10.

     18.4 Landlord Liability. Tenant agrees that if Landlord shall fail to perform any covenant or obligation on its part to be performed, and as a consequence thereof, or if on any other claim by Tenant concerning the Leased Premises or this Lease, Tenant shall recover a money judgment against Landlord, then such judgment shall be satisfied only out of Landlord's estate in the Leased Premises, and Landlord shall have no personal or further liability whatsoever with respect to any such default or judgment.

     18.5 Landlord. The term "Landlord" as used in this Lease, so far as the covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner of the fee title of the Leased Premises at the time in question, and in the event of any transfer or transfers of the title of such fee, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall after the date of such transfer or conveyance be automatically freed and relieved of all liability with respect to performance of any covenants or obligations on the part of the Landlord contained in this Lease thereafter to be performed, provided, (i) that the new owner expressly assumes such obligations in writing, and (ii) that this section shall not apply to covenants or obligations with respect to any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, unless the same shall be turned over or credited to the grantee.

     18.6 Force Majeure. Any prevention, delay, or stoppage due to strikes, lockouts, labor disputes, acts of God or Nature, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, judicial orders, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, shall excuse the performance by such party for a period equal to any such prevention, delay or stoppage, except the obligations imposed on Tenant with regard to the obligation to pay Minimum Monthly Rent, Additional Rent, and any other charges, and the restrictions upon use set forth in Article 3.

     18.7 Security Measures. Tenant hereby acknowledges that Landlord does not provide security guards or other security measures, and that Landlord has no obligation of any nature whatsoever to provide the same, and that, notwithstanding any other provision of this Lease, Landlord shall have no obligation of any nature whatsoever to install, repair and/or maintain an alarm system within the Building and/or the Leased Premises, and Landlord shall have no responsibility for the protection and safety of Tenant, and/or Tenant's employees, agents, and invitees, from acts of third parties.

     18.8 Miscellaneous. This Lease contains all the agreements of the parties and cannot be amended or modified except by written agreement signed by the party against whom enforcement of the amendment or modification is sought. All provisions, whether covenants or conditions, creating obligations on the part of Tenant shall be deemed to be both covenants and conditions. The article and section headings used in this Lease are for the purpose of convenience only; they shall not be construed to limit or to extend the meaning of any part of this Lease. This is a negotiated Lease. Should any provision of this Lease be found to create an ambiguity, Tenant waives any right it may have to construe the ambiguity against Landlord on the basis that Landlord provided the Lease form or the particular provision. When required by the context of this Lease, the neuter shall include the masculine and feminine and the singular shall include the plural. The unenforceability, invalidity, or illegality of any provision except those requiring payment of rent or any other sum to Landlord shall not render the other provisions unenforceable, invalid, or illegal. This Lease may be executed in two or more identical counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     18.9 Effect of Delivery of this Lease. Landlord has delivered a draft of this Lease to Tenant for Tenant's review only. The delivery hereof is not intended to, and shall not construed to, constitute an offer from Landlord to Tenant or the granting of an option to Tenant to lease. This Lease shall only be effective when: (i) a copy has been duly executed by both Landlord and Tenant;
(ii) a fully executed original has been delivered to and accepted by Landlord; and (iii) the terms and conditions of this Lease have been approved by Landlord's lender(s), if such approval is required by the terms of any agreements, deeds of trust, mortgages, or other liens in effect between Landlord and its lender(s).

     18.10 Brokers. Landlord and Tenant each represents and warrants to the other that, with the sole exceptions of Dave Evans and Steve Zamudio of Colliers International, who represent both Landlord and Tenant in this transaction ("Broker"), neither party has dealt with any agent or broker in this transaction. The parties acknowledge that Broker is not party to this Lease or a third party beneficiary hereof. Landlord and Tenant each further represents and warrants to the other that it has not promised a commission, finder's fee, or advisory fee to any party, including, but not limited to Broker, arising out of any extension or other modification of this Lease. Except with respect to Broker, who shall be paid a commission by Landlord pursuant to a separate Lease Commission Agreement, each party indemnifies, defends, and holds the other harmless from any claim for commission, finder's fee, or advisory fee arising out of the actions of such party in this transaction.

     18.11 Guarantee. The duties and obligations of Tenant under the terms of this Lease shall be guaranteed by Terremark Worldwide, Inc. a Delaware corporation (the "Guarantor"). This Lease is contingent upon said Guarantor executing the Net Premises Lease Guaranty in the form attached hereto as Exhibit "D" and incorporated by reference herein.

     18.12 Right of First Offer. If Landlord decides to sell all of the Leased Premises, then Landlord shall first offer to sell the Leased Premises to Tenant, pursuant to the terms of this Section 18.12. Tenant will have the right to purchase the Leased Premises at the price and terms listed in Landlord's offer to sell the Leased Premises (the "Landlord's Offer"). Tenant shall have ten (10) days from the receipt of Landlord's Offer to accept such offer. If Tenant accepts Landlord's Offer, Tenant shall have sixty days from the receipt of Landlord's Offer to complete the purchase of the Leased Premises. If Tenant does not accept Landlord's Offer within the said ten (10) day period, or fails to complete the purchase of the Leased Premises within the said sixty (60) day period, Landlord's Offer or the right to purchase as described above shall terminate and Landlord shall be free to sell the Leased Premises to anyone, on terms no less favorable than those in Landlord's Offer, without any obligation to provide Tenant with a further right of first offer to purchase the Leased Premises, for a period of twelve (12) months. If the Landlord shall not have sold the Leased Premises within such twelve (12) month period, then Landlord shall not have the right to sell the Leased Premises after such date, unless Landlord complies with the terms and obligations just described in this section. The rights and obligations just described apply only to the originally named Tenant, unless Landlord, in its sole discretion, agrees otherwise in writing. All rights of Tenant under the provisions of this section shall terminate and be of no further force or effect if during the term of the Lease, Tenant defaults under any of the provisions of the Lease, unless Landlord, in its sole discretion agrees otherwise in writing. Notwithstanding the foregoing, Landlord shall be able to transfer the Leased Premises to the following without having to first offer to sell the Leased Premises to Tenant:
(i) any member of Landlord's immediate family (for purposes of this section, "Landlord's immediate family" shall include all spouses and children (including, natural born, adopted, and step children), the spouses of said children, and their respective lineal descendants); (ii) any refinancing of the Leased Premises, Land or Building; (iii) any transfer to a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Landlord; or (iv) to a successor corporation related to Landlord by merger, consolidation, nonbankruptcy reorganization, or government action.

          18.13 Leasehold Mortgage.

                18.13.1 Tenant's Right to Mortgage Leasehold. Landlord shall not be obligated to subordinate Landlord's fee title to the Leased Premises to any mortgage, deed of trust, or other security instrument. Tenant shall have the right from time to time to subject the leasehold estate and any or all improvements to a mortgage as security for a loan or other obligation of Tenant, provided that: (a) the mortgage and all rights acquired under it shall be subject to each and all of the covenants, conditions and restrictions stated in this Lease and to all rights and interests of Landlord except as otherwise provided in this Lease; (b) Tenant shall deliver to Landlord a true copy of the note and mortgage and other loan documents; (c) Tenant shall not then be in default under this Lease; and (d) there shall be no personal liability imposed on Landlord for repayment of the loan secured by said mortgage nor shall Landlord incur any other liability in connection with the note and mortgage or other loan documents in connection with the loan.

                18.13.2 Limit on Mortgagee's Liability. The leasehold mortgagee shall not be liable to perform Tenant's obligations under this Lease until the mortgagee acquires Tenant's rights by foreclosure. After acquiring Tenant's rights by foreclosure, mortgagee shall be liable to perform Tenant's obligations only until mortgagee assigns or transfers the leasehold as permitted by this Lease. Landlord does not, however, waive its right to exercise any right or remedy available to Landlord under this Lease, including, without limitation, the right to terminate this Lease upon Tenant's default.

          18.14 Recordation Of Memorandum of Lease. The parties shall execute a memorandum of this Lease in form and substance mutually acceptable to the parties and sufficient to give constructive notice of this Lease to subsequent purchasers and mortgages in a form similar to Exhibit "E", which is attached hereto and incorporated by reference herein, upon the condition that Tenant shall provide Landlord with a quit claim deed to the Leased Premises with an effective date of the earlier of the Expiration Date or the earlier termination of this Lease.

     Executed on the Reference Date first set forth above.

LANDLORD:                                         TENANT:

Rainbow Property Management, LLC,                 Coloconnection, Inc.,
a California limited liability company            a Florida corporation

/s/ Dan Burfeind                                  /s/ Brian K. Goodkind
----------------------------                      ------------------------------
Dan Burfeind, Manager                             By: Brian K. Goodkind
                                                      Executive Vice-President
                                                      --------------------------
                                                  Its:
                                                      --------------------------
/s/ Diane G. Burfeind
----------------------------                      ------------------------------
Diane G. Burfeind, Manager                        By:
                                                      --------------------------
                                                  Its:
                                                      --------------------------


Schedule of Exhibits to be Attached:
Exhibit "A": Description of the Leased Premises
Exhibit "B": The Rules and Regulations
Exhibit "C": Tenant Work Letter
Exhibit "D": Guarantee
Exhibit "E": Memorandum of Lease
Exhibit "F": Environmental Consulting Agreement
Exhibit "G": Form Letter of Credit

                                  EXHIBIT "A"

Description: The land referred to herein is situated in the State of California, County of SANTA CLARA, CITY OF SANTA CLARA, and is described as follows:

PARCEL 1:

ALL OF PARCEL 2A, AS SHOWN UPON THAT CERTAIN PARCEL MAP ENTITLED, "BEING A PORTION OF TRACT NO. 2791 (LOTS 2 & 3) AND A PORTION OF LOT 5 - MAP OF THE ARQUES SUBDIVISION IN THE CITY OF SANTA CLARA, CALIFORNIA", WHICH MAP WAS FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, ON APRIL 10, 1970 IN BOOK 266 OF MAPS, PAGE 32.

PARCEL 2:

AN EASEMENT FOR LIGHT AND AIR OVER AND ACROSS THE PARCEL OF LAND HEREINAFTER DESCRIBED TO BE USED IN COMMON WITH THE RECORD OWNER (AS SUCH OWNER SHALL EXIST FROM TIME TO TIME) OF THE LAND ADJOINING TO THE SOUTH A STRIP OF LAND OF A UNIFORM 30.00 FEET LYING NORTHERLY OF THE FOLLOWING DESCRIBED LINE: BEGINNING AT A POINT IN THE WESTERLY LINE OF CORVIN DRIVE AT THE INTERSECTION THEREOF WITH THE NORTHERLY LINE OF THE HEREINBEFORE DESCRIBED PARCEL 2A; RUNNING THENCE ALONG SAID NORTHERLY LINE SOUTH 89 DEGREES 29' WEST 310 FEET. SAID EASEMENT AREA SHALL AT ALL TIMES TO BE UNOBSTRUCTED FROM GROUND TO SKY BY THE CONSTRUCTION, INSTALLATION, OR MAINTENANCE OF ANY BUILDING OR STRUCTURE.

SAID ABOVE EASEMENT IS CREATED BY EASEMENT AGREEMENT RECORDED MARCH 30, 1998, INSTRUMENT 14115469, SANTA CLARA COUNTY RECORDS.

PARCEL 3:

AN EASEMENT FOR INSTALLATION AND MAINTENANCE OF STORM DRAINAGE FACILITIES OVER AND ACROSS THE PARCEL OF LAND HEREINAFTER DESCRIBED, TO BE USED IN COMMON WITH THE RECORD OWNER (AS SUCH OWNER SHALL EXIST FROM TIME TO TIME) OF THE LAND ADJOINING TO THE SOUTH A STRIP OF LAND OF A UNIFORM WIDTH OF 10.00 FEET, THE CENTER LINE OF WHICH IS DESCRIBED AS FOLLOWS: BEGINNING AT A POINT IN THE NORTHERLY LINE OF THE HEREINBEFORE DESCRIBED PARCEL 2A: DISTANCE THEREIN SOUTH 89 DEGREES 29' WEST 52.50 FEET FROM THE NORTHEASTERLY CORNER THEREOF; RUNNING THENCE FROM SAID LINE NORTH 45 DEGREES EAST 14.14 FEET; THENCE NORTH 30.00 FEET AND NORTH 67 DEGREES 31' 24" EAST 46.41 FEET TO THE WESTERLY LINE OF CORVIN DRIVE.

SAID ABOVE EASEMENT IS CREATED BY EASEMENT AGREEMENT RECORDED MARCH 30, 1998, INSTRUMENT 14115469, SANTA CLARA COUNTY RECORDS.

PARCEL 4:

AN EASEMENT FOR THE PERMANENT, MUTUAL INGRESS AND EGRESS OVER A COMMON DRIVEWAY TO SERVE BOTH PARCELS AND AS A COMMON STORM DRAINAGE AREA TO SERVE BOTH PARCELS, DESCRIBED AS A STRIP OF LAND 25 FEET IN WIDTH AND 310 FEET IN LENGTH, THE CENTERLINE OF SAID STRIP BEING THE LINE COMMON TO PARCEL 4A OF THAT PARCEL MAP FILED FOR RECORD JULY 9, 1970 IN BOOK 270 OF MAPS AT PAGE 21, SANTA CLARA COUNTY RECORDS, AND PARCEL 2A OF THAT PARCEL MAP FILED FOR RECORD APRIL 10, 1970 IN BOOK 266 OF MAPS AT PAGE 32, SAID COUNTY RECORDS.

EXCEPTING THEREON THAT PORTION LYING WITHIN PARCEL ONE ABOVE.

ASSESSOR'S PARCEL NO.: 216-33-025

                                   EXHIBIT B

                             RULES AND REGULATIONS

         The following Rules and Regulations apply to and govern Tenant's use of the Leased Premises, the Building and the Entire Property. Capitalized terms have the meanings given in the Lease, of which these Rules and Regulations are a part. Tenant is responsible for all claims arising from any violation of the Rules and Regulations by Tenant.

         1. No awning or other projection may be attached to the outside walls of the Leased Premises or the Building, without the prior written consent of Landlord, which may be withheld in Landlord's sole determination. In connection with the foregoing, all windows visible from the exterior of the Building shall be covered by Building Standard mini-blinds selected by Landlord, which shall, at all times, be in the fully lowered position.

         2. No sign, lettering, picture, notice or advertisement which is visible from the exterior of the Leased Premises or the Building may be installed on or in the Leased Premises without Landlord's prior written consent, and then only in such manner, character and style as Landlord may have approved in writing.

         3. Tenant will not obstruct sidewalks, entrances, passages, corridors, vestibules, halls, or stairways in and about the Building. Tenant will not place objects against glass partitions or doors or windows, which would be unsightly from the exterior of the Building and will promptly remove any such objects upon notice from Landlord.

         4. Tenant will not create or allow obnoxious or harmful fumes, odors, smoke or other discharges which may be offensive to occupants of neighboring properties, or otherwise create any nuisance.

         5. The Leased Premises shall not be used for cooking (as opposed to heating of food), lodging, sleeping or for any immoral or illegal purpose.

         6. Tenant will not make excessive noises, cause disturbances or vibrations or use or operate any electrical or mechanical devices or other equipment that emit excessive sound or other waves or disturbances or which may be offensive to occupants of adjacent properties, or that may unreasonably interfere with the operation of any device, equipment, computer, video, radio, television broadcasting or reception from or within the Building or elsewhere.

         7. Machines and mechanical equipment belonging to Tenant, which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable, shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

         8. No dog or other animal or bird is allowed in the Building, except for animals assisting the disabled.

         9. Tenant will not waste electricity, water or air conditioning and will ensure the most effective operation of the Building's heating, air conditioning, ventilation and utility systems. Tenant will not use any additional method of heating or air conditioning (including without limitation fans or space heaters) other than those approved in writing.

         10. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping valuable items locked up and doors locked and other means of entry to the Leased Premises closed and secured after Building Hours and at other times the Leased Premises are not in use.

         11. Tenant will provide Landlord with a duplicate key and/or lock combination in order for Landlord to be able to gain access to all areas within the Leased Premises and the Building except for safes and confidential files. Tenant will surrender all keys to the Leased Premises and to the parking facilities and shall explain to Landlord all combination locks on safes, cabinets and vaults.

         12. Tenant will not bring inflammables, such as gasoline, kerosene, naphtha and benzine, or explosives or any other article of intrinsically dangerous nature into the Leased Premises, or any portion thereof.

         13 . Tenant shalt not bring any bicycles or other vehicles of any kind into the Building, except for appropriate vehicles necessary for assisting the disabled; provided, however, that Tenant shall be allowed to bring some bicycles in the Building upon Landlord's approval and subject to any reasonable rules promulgated by Landlord pursuant to such request by Tenant.

         14. If any carpeting or other flooring is installed by Tenant using an adhesive, such adhesive will be an odorless, releasable adhesive.

         15. The water and wash closets, drinking fountains and other plumbing fixtures will not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, coffee grounds or other substances shall be thrown therein.

         16. Tenant will not overload any utilities serving the Leased Premises.

         17. All loading, unloading, receiving or delivery of goods, supplies, furniture or other items will be made only through entryways provided for such purposes.

         18. Landlord will in all cases have the right to specify the proper position of any safe, equipment or other heavy article, which shall only be used by Tenant in a manner which will not interfere with or cause damage to the Leased Premises or the Building. Tenant will not overload the floors or structure of the Building.

         19. Canvassing, soliciting, and peddling in or about the Leased Premises is prohibited at all times and Tenant will cooperate to prevent the same.

         20. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to limit or prevent access to the Building during the continuance of the same by closing the doors or taking other appropriate steps. Landlord will in no case be liable for damages for any error or other action taken with regard to the admission to or exclusion from the Building of any person at any time.

         21. Smoking is not permitted within the Leased Premises, except in the smoking areas located outside of the Building, if any, as designated and redesignated in writing from time to time by Landlord, in its sole, absolute and arbitrary discretion. Except as set forth in the previous sentence, Tenant shall not permit smoking anywhere within the Leased Premises, including, without limitation, the Building, sidewalks, entrances, passages, corridors, halls, elevators and stairways of the Building, other than the smoking areas, if any, designated in writing by Landlord. All smoking materials must be disposed of in ashtrays or other appropriate receptacles provided for that purpose.

         22. Landlord reserves the right to exclude or expel from the Building, or the Land, or any portion thereof, any person who, in Landlord's judgment, appears to be intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations or any applicable governmental rules or regulations.

         23. Tenant shall store all its trash and garbage in proper receptacles within the Leased Premises or in other facilities provided for such purpose by Landlord. Tenant shall not place in any trash box or receptacle any material, which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord. Tenant will cooperate with any recycling program in place from time to time at the Building.

         24. Tenant will not use in the Leased Premises any hand truck except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve.

         25. Tenant will not use the name of the building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

         26. Tenant will comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

         27. No overnight or extended term parking (over two (2) business days) or storage of vehicles is permitted, unless otherwise approved by Landlord.

         28. Parking is prohibited (a) in areas not striped for parking; (b) in aisles; (c) where "no parking" signs are posted; (d) on ramps; (e) in cross-hatched areas; (f) in loading areas; and (g) in such other areas as may be designated by Landlord.

         29. All responsibility for damage, loss or theft to vehicles and the contents thereof is assumed by the person parking their vehicle.

         30. Tenant and/or each user of the parking areas may be required to sign a parking agreement, as a condition to parking.

         31. Landlord reserves the right to refuse parking identification devices and parking rights to Tenant or any other person who fails to comply with the Rules and Regulations applicable to the parking areas. Any violation of such rule shall subject the vehicle to removal, at such person's expense.

         32. Tenant shall be responsible for the observance of all of the Rules and regulations by Tenant (including, without limitation, all employees, agents, clients, customers, invitees and guests).

         33. Landlord may, from time to time, waive any one or more of these Rules and Regulations, but no such waiver by Landlord shall be construed as a continuing waiver of such Rules and Regulations, nor prevent Landlord from thereafter enforcing any such Rules and Regulations.

         34. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the other terms, covenants, agreements and conditions of the Lease. In the event of any conflict between these Rules and Regulations and any express term or provision of the Lease otherwise set forth in the Lease, such other express term or provision shall be controlling. Landlord may amend or supplement these rules from time to time in the sole determination of Landlord.

                                    EXHIBIT C

                               TENANT WORK LETTER

(To be attached)

                                   SCHEDULE I

                              FLOOR PLANS SHOWING

         1. Location and type of all partitions.

         2. Location and type of all doors. Indicate hardware and provide keying schedule.

         3. Location and type of glass partitions, windows, and doors. Indicate framing and reference full-height partitions.

         4. Locations of telephone equipment room.

         5. Critical dimensions necessary for construction, with indication of required clearances.

         6. Location and types of all electrical items: outlets, switches, telephone outlets and lighting.

         7. Location and type of equipment that will require special electrical requirements. Provide manufacturers' specifications for use and operation, including heat output.

         8. Location, weight per square foot, and description of any heavy equipment or filing system.

         9. Requirements for special air-conditioning or ventilation.

         10. Location and type of plumbing

         11. Location and type of kitchen equipment.

         12. Location, type and color of floor covering, wall covering, paint and finishes.

                                 DETAILS SHOWING

         1. All millwork with verified dimensions of all equipment to be built in.

         2. Corridor entrance.

         3. Bracing or support of special walls, glass partitions, etc., if desired. If not included with the plans, Tenant's engineer will design all support or bracing required at Tenant's expense.

                             ADDITIONAL INFORMATION

         4. Provide Landlord with Title 24 energy calculations.

                               TENANT WORK LETTER

                                3030 CORVIN DRIVE
                             SANTA CLARA, CALIFORNIA

         This Tenant Work Letter is entered into with respect to that certain NET PREMISES LEASE, of equal date herewith (the "Lease"), executed by and between Rainbow Property Management, LLC, a California limited liability company ("Landlord") and Coloconnection, Inc., a Florida corporation ("Tenant"), to which this Tenant Work Letter is attached as Exhibit "C" and of which this Tenant Work Letter forms a part. This Tenant Work Letter shall set forth the terms and conditions relating to the construction of Tenant's Work (as defined in Section 5.1 of the Lease). This Tenant Work Letter is essentially organized chronologically and addresses the issues of the configuration and construction of the Tenant's Work, in sequence, as such issues will arise during the actual configuration and construction of the Leased Premises. All capitalized terms not otherwise defined shall have the meanings given to them in the Lease.


         1. CONDITION UPON DELIVERY BY LANDLORD. Upon the Commencement Date, Landlord shall deliver the Leased Premises to Tenant, and Tenant shall accept the Leased Premises from Landlord in its presently existing, "as-is" condition.

         2. TENANT WORK.

                  2.1 UPGRADE OF THE BUILDING. Subject to the terms of the Lease and this Work Letter, Tenant, at Tenant's sole cost and expense, shall install and configure the Building as a state of the art telecommunications data center and co-location facility (the "Upgrade"). Tenant shall cause the Upgrade of the Building to be completed in four phases, each phase more particularly set forth in this section below. During each phase of construction, Tenant shall comply with all of the terms of the Lease and this Work Letter, including, without limitation, Sections 3, 4, 5 and 6 herein, as applicable to the particular phase of construction.

                  2.2 PHASE ONE. Tenant shall commence the first phase, ("Phase One") immediately upon receipt of possession of the Leased Premises, and diligently prosecute all construction in Phase One to completion. During, Phase One, Tenant shall install and configure a state of the art telecommunications data center and co-location facility, at a minimum, over approximately one fourth (1/4th) of the interior of the Building, together the configuration and installation of each of the following within the Building:

                           2.2.1 Architectural. An access floor to allow for
managing the service requirements of complex electronic environments, together with underfloor cooling, for network server racks and distribution of electrical/network wiring.

                           2.2.2 ELECTRICAL INFRASTRUCTURE. A primary electrical
substation adequate to provide 5,000 amps of power for the facility from a local utility provider. A distribution system, based on redundant diverse distributed components consisting of demarcation power, power distribution units, static transfer switches, uninterrupted power supplies, and a utility service bus. And an emergency power generation system sufficient to provide power to operate the facility for a period of _____________ continuous hours in the event of any interruption of service from the local utility provider, consisting of automatic transfer devices, emergency service bus, and emergency power generation in the form of diesel generators and battery back up for uninterrupted power supply.

                           2.2.3 PRECISION ENVIRONMENTAL CONTROL SYSTEMS. A
closed loop heat rejection system for environmental control sufficient to maintain an average space temperature of 72 degrees at 50% relative humidity. Air filtration is accomplished by the use of both pre-filters and high efficiency air filters.

                           2.2.4 SUPPRESSION SYSTEM. A two-stage
state-of-the-art fire suppression system and a pre-action dry pipe fire sprinkler system located above and below the raised floor.

                           2.2.5 COMPREHENSIVE SECURITY SYSTEM. A security
system, which incorporates distributed control with central monitoring located within the security center, including a comprehensive state of the art security system, trained security personnel, and closed circuit television cameras, with access readers installed at all primary entry and egress points.

                           2.2.6 NETWORK INFRASTRUCTURE. A network
infrastructure designed to meet the service and quality requirements of businesses executing telecommunications and Internet based strategies, which is designed for high availability, low latency, and resiliency, and includes two separate points of connection into the Building by multiple network fiber providers.

                           2.2.7 SITE IMPROVEMENTS. Removal of any above grade
fuel tanks; Equipment leveling concrete slabs; Ramps, Access for ADA compliance; Undergound Electrical HI-Voltage; 12 000 KVA Primary sub-station; Generators and associated diesel fuel storage (appx 2-3 1500 KW); Primary cooling systems, chillers; Cooling Tower; Perimeter Architectural Fencing; Parking Stall/Installation and Striping.

                           2.2.8 ROOF. Structural upgrade for HVAC; Air
Handlers; and Office HVAC.

                           2.2.9 BUILDING EXTERIOR. Seismic Bracing; upgrade
Overhead door; replacement/upgrade Exterior doors; and ADA Required Lobby/Entry. Infill of 2 existing loading.

                           2.2.10 BUILDING INTERIOR. Toilet Cores; Lobby; and
mechanical/electrical rooms.

                           2.2.11 Tenant Work. Elevated Floor; Preaction
Dry-Pipe Fire Sprinkler System; Preaction Fire System; HVAC Distribution Liebert Units; PDU; UPS; Electrical Distribution; Transformers; Security/Access Control; Lighting; Fire Sprinkler O.H.; Partitions; Ceilings; and Flooring.

                           2.2.12 CHATTEL ITEMS. Data Wiring; Telephone Switch;
and Cable Tray.

                  2.3 PHASE TWO. During the second phase ("Phase Two"), Tenant shall install and configure a state of the art telecommunications data center and co-location facility, at a minimum, over the lesser of: (i) approximately one fourth (1/4th of the interior of the Building; or (ii) the portion of the Building remaining to be Upgraded after Phase One. Tenant shall complete Phase Two prior to the second anniversary of the Commencement Date.

                  2.4 PHASE THREE. During the third phase ("Phase Three"), Tenant shall install and configure a state of the art telecommunications data center and co-location facility, at a minimum, over the lesser of: (i) approximately one fourth (1/4th of the interior of the Building; or (ii) the portion of the Building remaining to be Upgraded after Phase Two. Tenant shall complete Phase Three prior to the fourth anniversary of the Commencement Date.

                  2.5 PHASE FOUR. During the fourth phase ("Phase Four"), Tenant shall install and configure a state of the art telecommunications data center and co-location facility over the remaining portion of the Building that has not been previously Upgraded. Tenant shall complete Phase Four prior to the sixth anniversary of the Commencement Date.

         3. CONSTRUCTION DRAWINGS.

                  3.1 SELECTION OF DRAWINGS. Tenant shall retain the architect/space planner reasonably approved by Landlord (tile "Architect") to prepare the Construction Drawings. Tenant shall retain tile engineering consultants reasonably approved by Landlord (the "Engineers") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life-safety, and sprinkler work for the Leased Premises. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings." All Construction Drawings shall comply with the drawing format and specifications determined by Landlord, and shall be subject to Landlord's reasonable approval, which Construction Drawings shall contain the information listed on SCHEDULE 1, attached hereto. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the base building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design, Code compliance or other like matters. Accordingly, notwithstanding that any Construction Drawings are reviewed by Landlord or its space planner, architect, engineers and consultants, and notwithstanding any advice or assistance which may be rendered to Tenant by Landlord or Landlord's space planner, architect, engineers, and consultants, Landlord shall have no liability whatsoever in connection therewith and shall not be responsible for any omissions or errors contained in the Construction Drawings, and Tenant's waiver and indemnity set forth in Section of this Lease shall specifically apply to the Construction Drawings.

                  3.2 Final Space Plan. Tenant shall supply Landlord with four
(4) copies signed by Tenant of its final space plan for the Leased Premises before any architectural working drawings or engineering drawings have been commenced. The final space plan (the "Final Space Plan") shall include a layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein. Landlord may request clarification or more specific drawings for special use items not included in the Final Space Plan. Landlord shall advise Tenant within seven (7) days after Landlord's receipt of the Final Space Plan for the Leased Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall promptly cause the Final Space Plan to be revised to correct any deficiencies or other matters Landlord may reasonably require. Landlord's failure to so advise Tenant within the said seven (7) day period shall be deemed to constitute Landlord's acceptance of the Final Space Plan, so long as the Final Space Plans are reasonably similar to the Construction Drawings and proposed space plans previously submitted to Landlord by Tenant, otherwise, Landlord's failure to respond within the seven (7) day period shall not be deemed approval by Landlord of the Final Space Plan.

                  3.3 FINAL WORKING DRAWINGS. After the Final Space Plan has been approved by Landlord, Tenant shall supply the Engineers with a complete listing of standard and non-standard Equipment and specifications, including, without limitation, B.T.U. calculations, electrical requirements and special electrical receptacle requirements for the Leased Premises, to enable the Engineers and the Architect to complete the "Final Working Drawings" (as that term is defined below) in the manner as set forth below. Upon the approval of the Final Space Plan by Landlord and Tenant, Tenant shall promptly cause the Architect and the Engineers to complete the architectural and engineering drawings for the Leased Premises, and Architect shall compile a fully coordinated set of architectural, structural, mechanical, electrical and plumbing working drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall Submit the same to Landlord for Landlord's approval. Tenant shall supply Landlord with four (4) copies signed by Tenant of such Final Working Drawings. Landlord shall advise Tenant within seven (7) days after Landlord's receipt of the Final Working Drawings for the Leased Premises if the same is unsatisfactory or incomplete in any respect. If Tenant is so advised, Tenant shall immediately revise the Final Working Drawings in accordance with such review and any disapproval of Landlord in connection therewith. Landlord's failure to so advise Tenant within the said seven (7) day period shall be deemed to constitute Landlord's acceptance of the Final Working Drawings, so long as the Final Work Drawings are reasonably similar to the Final Space Plan and the Construction Drawings previously submitted to Landlord by Tenant, otherwise, Landlord's failure to respond within the seven (7) day period shall not be deemed approval by Landlord of the Final Working Drawings.

                  3.4 APPROVED WORKING DRAWINGS. The Final Working Drawings shall be approved by Landlord (the "Approved Working Drawings") prior to the commencement of construction of the Leased Premises by Tenant. After approval by Landlord of the Final Working Drawings, Tenant may submit the same to the City of Santa Clara for all applicable building permits. Tenant hereby agrees that neither Landlord nor Landlord's consultants shall be responsible for obtaining any building permit or certificate of occupancy for the Leased Premises and that obtaining the same shall be Tenant's responsibility; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy. No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, which consent may not be unreasonably withheld.

         4. CONSTRUCTION OF THE TENANT WORK.

                  4.1 TENANT'S SELECTION OF CONTRACTORS.

                           4.1.1 The CONTRACTOR. Tenant shall retain a general
contractor ("Contractor") reasonably approved by Landlord to construct the Tenant Work.

                           4.1.2 TENANT'S AGENTS. All subcontractors, laborers,
materialmen, and suppliers used by Tenant (such subcontractors, laborers, materialmen, and suppliers, and the Contractor to be known collectively as "Tenant's Agents") must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed. If Landlord does not approve any of Tenant's proposed Subcontractors, laborers, materialmen or suppliers, Tenant shall submit other proposed subcontractors, laborers, materialmen or suppliers for Landlord's written approval. Notwithstanding the foregoing, Tenant shall retain subcontractors designated by Landlord in connection with any structural, mechanical, electrical, plumbing or heating, air-conditioning or ventilation work to be performed in the Leased Premises.

                  4.2 CONSTRUCTION OF TENANT WORK BY TENANT'S AGENTS.

                           4.2.1 CONSTRUCTION CONTRACT: COST BUDGET. Prior to
Tenant's execution of the construction contract and general conditions with Contractor (the "Contract"), Tenant shall submit the Contract to Landlord for its approval, which approval shall not be unreasonably withheld or delayed. Prior to the commencement of the construction of the Tenant Work, and after Tenant has accepted all bids for the Tenant Work, Tenant shall provide Landlord with a detailed breakdown, by trade, of the final costs to be incurred or which have been incurred in connection with the design and construction of the Tenant Work to be performed by or at the direction of Tenant or the Contractor, which costs form a basis for the amount of the Contract (the "Final Costs"). Prior to the commencement of construction of the Tenant Work, Landlord, at Landlord's sole election, shall require Tenant: (i) to supply Landlord with cash in an amount equal to the Final Costs, which amount shall be deposited into a construction escrow account reasonably acceptable to Tenant and Landlord (the "Construction Deposit") and shall be used to fund the costs of construction in accordance with escrow instructions to be mutually executed by Landlord and Tenant; or (ii) to purchase and deliver to Landlord a payment and/or completion bond in amount equal to the Final Costs. If at any time, or from time to time, Landlord should reasonably determine that the balance of the Construction Deposit then remaining should be insufficient to fully fund the remaining costs of construction of the Tenant Work, Landlord shall provide written notice thereof to Tenant and Tenant shall deposit additional funds sufficient to ensure the completion of the Tenant Work.

                           4.4.2 TENANT'S AGENTS.

                                    4.2.2.1 LANDLORD'S GENERAL CONDITIONS FOR
TENANT'S AGENTS AND TENANT IMPROVEMENT WORK. Tenant's and Tenant's Agent's construction of the Tenant Work shall comply with the following: (i) the Tenant Work shall be constructed in strict accordance with the Approved Working, Drawings; (ii) Tenant's Agents shall submit schedules of all work relating to the Tenant's Improvements to Contractor and Contractor shall, within five (5) business days of receipt thereof, inform Tenant's Agents of any changes which are necessary thereto, and Tenant's Agents shall adhere to such corrected schedule; and (iii) Tenant shall abide by all rules made by Landlord's Building manager with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with other contractors, if any, and any other matter in connection with this Tenant Work Letter, including, without limitation, the construction of the Tenant Work.

                                    4.2.2.2 INDEMNITY. Tenant's indemnity of
Landlord as set forth in Section 7.1 of the Lease shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant's Agents, or anyone directly or indirectly employed by any of them, or in connection with Tenant's non-payment of any amount arising out of the Tenant Work and/or Tenant's disapproval of all or any portion of any request for payment. Such indemnity by Tenant, as set forth in Section of this Lease, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord's performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete the Tenant Work, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Leased Premises.

                                    4.2.2.3 REQUIREMENTS OF TENANT'S AGENTS.
Each of Tenant's Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Work for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of tenant's agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Lease Commencement Date. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Work, and/or the Leased Premises, or any portion thereof, that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Work shall be contained in the Contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.


                  4.3 GOVERNMENTAL COMPLIANCE. The Tenant Work shall comply in all respects with the following: (i) the Code and other state, federal, city or quasi-governmental laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other person; (ii) applicable standards of the American Insurance Association (formerly, the National Board of Fire Underwriters) and the National Electrical Code; and (iii) building material manufacturer's specifications.

                  4.4 INSPECTION BY LANDLORD. Landlord shall have the right to inspect the Tenant Work at all times, provided however, that Landlord's failure to inspect the Tenant Work shall in no event constitute a waiver of any of Landlord's rights hereunder nor shall Landlord's inspection of the Tenant Work constitute Landlord's approval of the same. Should Landlord disapprove any portion of the Tenant Work, Landlord shall notify Tenant in writing of such disapproval and shall specify the items disapproved. Any defects or deviations in, and/or disapproval by Landlord of, the Tenant Work shall be rectified by Tenant at no expense to Landlord, provided however, that in the event Landlord determines that a defect or deviation exists or disapproves of any matter in connection with any portion of the Tenant Work and such defect, deviation or matter might adversely affect the mechanical, electrical, plumbing, heating, ventilating and air-conditioning or life-safety systems of the Building, the structure or exterior appearance of the Building or any other portion of the Leased Premises, Landlord may take such action as Landlord deems necessary, at Tenant's expense and without incurring any liability on Landlord's part, to correct any such defect, deviation and/or matter, including, without limitation, causing the cessation of performance of the construction of the Tenant Work until such time as the defect, deviation and/or matter is corrected to Landlord's satisfaction.

                  4.5 MEETINGS. During the preparation of the Work Drawings, and the Construction of Tenant's Work during each of the phases of construction as set forth in Section 3 above, Tenant shall hold bi-monthly meetings at reasonable times, with the Architect and the Contractor regarding the progress of the preparation of Construction Drawings and the construction of the Tenant Work, which meetings shall be held at a location designated by Landlord, and Landlord and/or its agents shall receive prior notice of, and shall have the right to attend, all such meetings, and, upon Landlord's request, certain of Tenant's Agents shall attend such meetings. In addition, minutes shall be taken at all such meetings, a copy of which minutes shall be promptly delivered to

Landlord. One such meeting each month shall include the review of Contractor's current request for payment.

                  4.6 NOTICE OF COMPLETION COPY OF RECORD SET OF PLANS. Within ten (10) days after completion of construction of the Tenant Work, Tenant shall cause a Notice of Completion to be recorded in the office of the Recorder of the County of Santa Clara in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation. If Tenant fails to do so, Landlord may execute and file the same on behalf of Tenant as Tenant's agent for such purpose, at Tenant's sole cost and expense. At the conclusion of construction.
(i) Tenant shall cause the Architect and Contractor (A) to update the Approved Working Drawings as necessary to reflect all changes made to the Approved Working Drawings during the course of construction, (B) to certify to the best of their knowledge that the "record-set" of mylar as-built drawings are true and correct, which certification shall survive the expiration or termination of the Lease, and (C) to deliver to Landlord two (2) sets of copies of such record set of drawings within ninety (90) days following issuance of a certificate of occupancy for the Building, and (ii) Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Leased Premises.

         5. MISCELLANEOUS

                  5.1 TENANT'S REPRESENTATIVE. Tenant has designated _________ _______________ as its sole representative with respect to the matters set forth in this Tenant Work Letter, who shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

                  5.2 LANDLORD'S REPRESENTATIVE. Landlord has designated Dan Burfeind as its sole representatives with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

                  5.3 TIME OF THE ESSENCE IN THIS TENANT WORK LETTER. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. If any item requiring approval is timely disapproved by Landlord, the procedure for preparation of the document and approval thereof shall be repeated until the document is approved by Landlord.

                  5.4 TENANT'S LEASE DEFAULT. Notwithstanding any provision to the contrary contained in the Lease, if an event of default as described in either the Lease or this Tenant Work Letter shall occur at any time prior to Substantial Completion of the Tenant Work, then in addition to all other rights and remedies granted to Landlord pursuant to the Lease, (i) Landlord may cause Contractor to cease the construction of the Leased Premises (in which case, Tenant shall be responsible for any delay in the substantial completion of the Leased Premises caused by such work stoppage), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of this Lease (in which case, Tenant shall be responsible for any delay in the substantial completion of the Leased Premises caused by such inaction by Landlord).

                  5.5 HAZARDOUS MATERIALS. If the construction of the Tenant Work or Tenant's move into the Leased Premises will involve the use of or disturb hazardous materials or Substances existing in the Leased Premises, Tenant shall comply with Landlord's rules and regulations concerning such hazardous materials or substances.

         6. NOTICES. For the purposes of this Work Letter only, and except as otherwise required by law, any and all notices or other communications required or permitted by this Lease or by law to be served on or given to either party hereto by the other party hereto shall be in writing and shall be deemed duly served and given when personally delivered and received by the party to whom it is directed or to any managing employee or officer of such party, or, in lieu of such personal service, when sent by Certified United States Mail, Return Receipt Requested, with all postage charges thereon fully prepaid, addressed to Tenant at the Leased Premises, or to Landlord at the address set forth in the introductory paragraph of the Lease and when received by such party. Either party, may chance its address for purposes of this section by giving written notice of such change to the other party in the manner provided in this section.

         Executed on the date first set forth above.

LANDLORD:                                   TENANT:



Rainbow Property Management, LLC,           Coloconnection, Inc.,
a California limited liability company      a Florida corporation


/s/ Dan Burfeind                            /s/ Brian K. Goodkind
---------------------------------------     ------------------------------------
Dan Burfeind, Manager                       By:  Brian K. Goodkind,
                                                 Executive Vice President
                                            Its:
                                                --------------------------------

/s/ Diane G. Burfeind
---------------------------------------     ------------------------------------
Diane G. Burfeind, Manager                  By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------

                                   EXHIBIT D

                          NET PREMISES LEASE GUARANTY

         By this Net Premises Lease Guaranty (the "Guaranty"), dated August __, 2000, the undersigned Terremark Worldwide., Inc., a Delaware corporation, or its successors(s) or assign(s), whose address is 3030 Corvin Drive, Santa Clara, CA 95051 does hereby endorse, guaranty, and promise to pay to Rainbow Property Management, LLC, a California limited liability company, whose address is 18070 China Grade, Boulder Creek, CA 95006 ("Landlord"), or its successor(s) or assign(s), any and all sums which may become due and payable to Landlord by Coloconnection, Inc., a Florida corporation, whose address is 3030 Corvin Drive, Santa Clara, California, 95113 ("Tenant"), under the terms of that certain
Net Premises Lease dated September 13, 2000, by and between Tenant and Landlord, including any renewals, extensions, or modifications thereof (the "Lease"), relating to that certain real property located in the City and County of Santa Clara, California, at 3030 Corvin Drive, and the improvements thereon consisting of a one story industrial building containing approximately forty-thousand four hundred ninety-one (40,491 ) square feet, as more particularly described in the Lease (the "Leased Premises"). A copy of the Lease is attached hereto as Exhibit "A" and incorporated herein by reference. In addition, Guarantor hereby endorses, guarantees, and promises to Landlord to fully and timely perform any and all non-monetary obligations of Tenant under the Lease. THIS GUARANTY IS GIVEN AS A MATERIAL INDUCEMENT TO LANDLORD TO ENTER INTO THE LEASE WITH TENANT.

         Guarantor hereby irrevocably appoints Tenant as Guarantor's sole agent for the purpose of amending or modifying the Lease in any manner. The aforesaid agency agreement is coupled with an interest and is irrevocable. This Guaranty is a continuing guaranty and shall remain fully enforceable with respect to any such amendment or modification of the Lease.

         If any party fails to perform its obligations under this Guaranty or if a dispute arises concerning the meaning or interpretation of any provision of this Guaranty, the defaulting party, or the party not prevailing in Such dispute, as the case may be, shall pay any, and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including, without limitation, court costs and attorneys' fees. The obligations of Guarantor hereunder are independent of the obligations of Tenant. One or more Separate action(s) may, at Landlord's option, be brought and prosecuted against Guarantor, whether or not Landlord has utilized any security deposit or rental deposit posted by Tenant under the Lease, whether or not any action has been first or is subsequently brought against Tenant, whether or not Tenant is joined in any such action, and whether or not Guarantor may have been joined in any action or proceeding commenced by Landlord against Tenant arising out of, in connection with, or based upon the Lease.

         Guarantor hereby waives any right to assert or plead at any time any surety or other defenses in the nature thereof, including, without limitation, the provisions of California Civil Code Section 2845 or any other similar, related or successor provision of law. In addition, Guarantor hereby waives any rights to (a) require Landlord to proceed against or exhaust any entity or pursue any other remedy in Landlord's power whatsoever; or (b) require Landlord to proceed against or exhaust any security held from Tenant or Guarantor. Guarantor further waives any defense arising by reason of any disability of Tenant. Except as otherwise provided in the Lease, Guarantor waives all demands and notices to Tenant and to Guarantor, including, without limitation, demands for payment or performance, and notices of nonperformance or nonpayment. Any act of Landlord, or its successors or assignors, consisting of a waiver of any of the terms or conditions of the Lease, or the giving of any consent to any matter or thing relating to the Lease, or the granting of any indulgences or extensions of time to Tenant, may be done without notice to Guarantor, and without releasing

Guarantor from any obligations hereunder. The obligations of Guarantor hereunder shall not be discharged, diminished or released by reason of any amendment or modification to the Lease.

         The liability of Guarantor hereunder shall in no way be affected by (a) the release or discharge of Tenant in any creditors' receivership, bankruptcy or other proceeding; (b) the impairment, limitation or modification of the liability of Tenant or the estate of Tenant in bankruptcy, or of any remedy for the enforcement of Tenant's liability under the Lease resulting from the operation of any present or future provision of the Bankruptcy Code or any successor statute; (c) Landlord's receipt, application or release of any security given for Tenant's performance and observance of Tenant's obligations;
(d) the rejection or disaffirmance of the Lease in any such proceedings; (e) the assignment or transfer of the Lease or subletting of the rental premises by Tenant; (f) the assignment or transfer of the Lease or this Guaranty by Landlord; or (g) the exercise by Landlord of any of its rights or remedies reserved under the Lease or by law. The obligations of Guarantor hereunder shall be joint and several.

         This Guaranty shall be deemed to be made under, and shall be governed by, the laws of the State of California in all respects, including matters of construction, validity, and performance, and its terms and provisions may not be waived, altered, modified, or amended except in writing duly signed by Landlord and Guarantor. Any dispute or litigation brought to enforce or interpret the provisions of this Guaranty shall be commenced in a court or other appropriate forum for the resolution of such disputes located within the County of Santa Clara of the State of California.

         Guarantor represents and warrant to Landlord that the execution of this Guaranty is given freely and voluntarily, in consideration of Landlord entering into the Lease with Tenant. This Guaranty may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         In the case of any obligation of Tenant arising under the Lease to execute and deliver estoppel certificates and deliver financial statements, as therein provided, Guarantor shall also do and provide the same.

         This Guaranty shall expire the later of: (i) ninety (90) days after the expiration of the Lease term, as extended by the Option; or (ii) ninety (90) days after Tenant vacates the Leased Premises; provided however, this Guaranty shall remain in full effect as to those provisions in the Lease that survive the expiration or termination of the Lease.

         Executed on the date first above written.


                                        GUARANTOR


                                        Terrermark Worldwide, Inc.,
                                        a Delaware corporation



                                        By: /s/ Brian K. Goodkind
                                            ------------------------------------
                                                Brian K. Goodkind
                                                Executive Vice-President

                                        Its:
                                            ------------------------------------

                                   EXHIBIT E

Recording Requested By and
When Recorded Mail to:


Robert Finvarb, Esq.
2601 S. Bayshore Drive, Suite 900
Miami, FL 33133

                              MEMORANDUM OF LEASE

         This Memorandum of Lease ("Memorandum") is executed as of the ___ day of September, 2000, between Rainbow Property Management, LLC, a California limited liability company ("Landlord") and Coloconnection, Inc., a Florida corporation ("Tenant"), and is as follows:

         1. LEASE OF PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain real property in the City and County of Santa Clara, State of California more particularly described in Exhibit A which is attached hereto (the "Premises") on the terms and conditions set forth in a certain Net Premises Lease dated for reference purposes only September 13, 2000 (the "Lease"), the provisions of which are hereby incorporated into this Memorandum by this reference. The Premises includes, without limitation, rights now or hereafter appurtenant to the Premises and any and all improvements now or hereafter located thereon.

         2. LEASE TERM. The term of the Lease shall commence October 1, 2000, and shall expire on September 30, 2020, except that Tenant has two (2) options to extend the term of the Lease for additional terms of 60 months each, unless sooner terminated by Landlord or Tenant pursuant to the terms of the Lease.

         3. RIGHT OF FIRST OFFER TO PURCHASE. Landlord hereby grants to Tenant the right of first offer to purchase the Premises, on all of the terms and conditions stated herein and in the Lease.

         5. FURTHER INFORMATION. Any party who wishes to obtain further information concerning the Lease may contact: Robert Finvarb, Esq., Coloconnection, Inc., 2601 S. Bayshore Dr. Suite 900, Miami, FL 33133.

         6. BINDING EFFECT. Provisions of the Lease to be performed by Landlord or Tenant, whether to be performed on the Premises or in any other location, and whether affirmative or negative in nature, are intended to and shall inure to the benefit of and bind Landlord and Tenant, respectively, and their respective heirs, administrators, executors, successors, and assigns at any time.

         7. PURPOSE OF MEMORANDUM. This Memorandum is prepared for the purpose of recordation, and it in no way modifies the provisions of the Lease referred to above.

         Executed as of the date first set forth above.



LANDLORD:                                   TENANT:



Rainbow Property Management, LLC,           Coloconnection, Inc.,
a California limited liability company      a Florida corporation


/s/ Dan Burfeind                            /s/  Brian K. Goodkind
---------------------------------------     ------------------------------------
Dan Burfeind, Manager                       By:  Brian K. Goodkind,
                                                 Executive Vice-President
                                            Its:
                                                --------------------------------

/s/ Diane G. Burfeind
---------------------------------------     ------------------------------------
Diane G. Burfeind, Manager                  By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------

STATE OF CALIFORNIA   )
                      ) ss.
COUNTY OF SANTA CLARA )

         On 9/14/00 before me, Donn Byrne, Jr., Notary Public, personally appeared Dan Burfeind, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


WITNESS my hand and official seal.



/s/ Donn H. Byrne, Jr.                          DONN H. BYRNE, JR.
-----------------------------------             Comm. #1129574
Notary Public                (Seal)             NOTARY PUBLIC-CALIFORNIA
                                                Santa Clara County
                                                My Comm. Expires March 12, 2001



STATE OF FLORIDA     )
                     ) ss.
COUNTY OF MIAMI DADE )


         On 9/14/00 before me, __________________________, Notary Public, personally appeared Brian Goodkind, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.



WITNESS my hand and official seal.


/s/ Damarys Martinez                         OFFICIAL NOTARY SEAL
-----------------------------------          DAMARYS MARTINEZ
Notary Public                (Seal)          COMMISSION NUMBER
                                                 CC698688
                                             MY COMMISSION EXPIRES
                                                 NOV. 24, 2001


STATE OF CALIFORNIA  )
                     ) ss.
COUNTY OF SANTA CLARA)


         On 9/14/00 before me, Donn Byrne, Jr., Notary Public, personally appeared Diane Burfeind, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


/s/ Donn H. Byrne, Jr.                      DONN H. BYRNE JR
-----------------------------------         Comm. #1129574
Notary Public                (Seal)         NOTARY PUBLIC-CALIFORNIA
                                            Santa Clara County
                                            My Comm. Expires March 12, 2001


STATE OF CALIFORNIA  )
                     ) ss.
COUNTY OF SANTA CLARA)

         On _________________ before me, _________________, Notary Public, personally appeared __________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.



-----------------------------------
Notary Public                (Seal)

                                   EXHIBIT A

                            DESCRIPTION OF PREMISES

                                  EXHIBIT "A"

DESCRIPTION: THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF SANTA CLARA, CITY OF SANTA CLARA, AND IS DESCRIBED AS FOLLOWS:

PARCEL 1:

ALL OF PARCEL 2A, AS SHOWN UPON THAT CERTAIN PARCEL MAP ENTITLED, "BEING A PORTION OF TRACT NO. 2791 (LOTS 2 & 3) AND A PORTION OF LOT 5 - MAP OF THE ARQUES SUBDIVISION IN THE CITY OF SANTA CLARA, CALIFORNIA", WHICH MAP WAS FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, ON APRIL 10, 1970 IN BOOK 266 OF MAPS, PAGE 32.

PARCEL 2:

AN EASEMENT FOR LIGHT AND AIR OVER AND ACROSS THE PARCEL OF LAND HEREINAFTER DESCRIBED TO BE USED IN COMMON WITH THE RECORD OWNER (AS SUCH OWNER SHALL EXIST FROM TIME TO TIME) OF THE LAND ADJOINING TO THE SOUTH A STRIP OF LAND OF A UNIFORM 30.00 FEET LYING NORTHERLY OF THE FOLLOWING DESCRIBED LINE: BEGINNING AT A POINT IN THE WESTERLY LINE OF CORVIN DRIVE AT THE INTERSECTION THEREOF WITH THE NORTHERLY LINE OF THE HEREINBEFORE DESCRIBED PARCEL 2A; RUNNING THENCE ALONG SAID NORTHERLY LINE SOUTH 89 DEGREES 29' WEST 310 FEET, SAID EASEMENT AREA
SHALL AT ALL TIMES TO BE UNOBSTRUCTED FROM GROUND TO SKY BY THE CONSTRUCTION, INSTALLATION, OR MAINTENANCE OF ANY BUILDING OR STRUCTURE.

SAID ABOVE EASEMENT IS CREATED BY EASEMENT AGREEMENT RECORDED MARCH 30, 1998, INSTRUMENT 14115469, SANTA CLARA COUNTY RECORDS.

PARCEL 3:

AN EASEMENT FOR INSTALLATION AND MAINTENANCE OF STORM DRAINAGE FACILITIES OVER AND ACROSS THE PARCEL OF LAND HEREINAFTER DESCRIBED, TO BE USED IN COMMON WITH THE RECORD OWNER (AS SUCH OWNER SHALL EXIST FROM TIME TO TIME) OF THE LAND ADJOINING TO THE SOUTH A STRIP OF LAND OF A UNIFORM WIDTH OF 10.00 FEET, THE CENTER LINE OF WHICH IS DESCRIBED AS FOLLOWS: BEGINNING AT A POINT IN THE NORTHERLY LINE OF THE HEREINBEFORE DESCRIBED PARCEL 2A: DISTANCE THEREIN SOUTH 89 DEGREES 29' WEST 52.50 FEET FROM THE NORTHEASTERLY CORNER THEREOF; RUNNING THENCE FROM SAID LINE NORTH 45 DEGREES EAST 14.14 FEET; THENCE NORTH 30.00 FEET AND NORTH 67 DEGREES 31' 24" EAST 46.41 FEET TO THE WESTERLY LINE OF CORVIN DRIVE.

SAID ABOVE EASEMENT IS CREATED BY EASEMENT AGREEMENT RECORDED MARCH 30, 1998, INSTRUMENT 14115469, SANTA CLARA COUNTY RECORDS.

PARCEL 4:

AN EASEMENT FOR THE PERMANENT, MUTUAL INGRESS AND EGRESS OVER A COMMON DRIVEWAY TO SERVE BOTH PARCELS AND AS A COMMON STORM DRAINAGE AREA TO SERVE BOTH PARCELS, DESCRIBED AS A STRIP OF LAND 25 FEET IN WIDTH AND 310 FEET IN LENGTH, THE CENTERLINE OF SAID STRIP BEING THE LINE COMMON TO PARCEL 4A OF THAT PARCEL MAP FILED FOR RECORD JULY 9, 1970 IN BOOK 270 OF MAPS AT PAGE 21, SANTA CLARA COUNTY RECORDS, AND PARCEL 2A OF THAT PARCEL MAP FILED FOR RECORD APRIL 10, 1970 IN BOOK 266 OF MAPS AT PAGE 32, SAID COUNTY RECORDS.

EXCEPTING THEREON THAT PORTION LYING WITHIN PARCEL ONE ABOVE.

ASSESSOR'S PARCEL NO.: 216-33-025

                                   EXHIBIT F

LOWNEYASSOCIATES                                             Mountain View
Environmental/Geotechnical/Engineering Services
                                                             Oakland

                                                             Pasadena

                                                             San Ramon

Mr. Alex Johnson
Don L. Beck Associates
10050 North Foothill Boulevard
Cupertino, California 95014

RE:    Agreement for Environmental Consulting Services
       3030 Corvin Drive
       Santa Clara, California


                        -------------------------------

                          OUR MISSION IS TO DEVELOP A
                          PROGRAM THAT WILL ADD VALUE
                                TO YOUR EFFORTS

                        -------------------------------


Dear Mr. Johnson

Thank you for requesting our agreement for investigative services at the 3030 Corvin Drive facility. This document will serve as our agreement to work together.

THE PROJECT

It is our understanding that your client plans to lease the 3030 Corvin Drive facility and, that under conditions of the lease, they will he responsible only for contaminants they generate at the site. This investigation is designed to evaluate existing subsurface conditions at the facility so that your client has a "baseline" prior to occupying the facility. The site is bordered by Kifer Road to the south, Copper Road to the west, Central Expressway to the north, and Corvin Road to the east.

LOCAL EXPERIENCE

Since 1969, Lowney Associates has provided geotechnical and environmental services for more than 5,000 projects. We have prepared this agreement based on our previous work in the area, our site visit and discussions with you.

PROJECT TEAM

Our team consists of Stason I Poster, Principal in Charge, and Douglas T. Young, Project Manager. We are prepared to begin the following scope of work.

               405 Clyde Avenue Mountain View, CA 94043-2209 Tel:
                         650.967.2365 Fax: 650.967.2785
              P.O. Box 1388 Mountain View, CA 94042-1388 E-mail:
                      mail@lowney.com htpp//www.lowney.com

                          ---------------------------

                                 RECENT A WARDS

                                  1999 AP WA
                                  1998 CELSOC
                                  1995 CELSOC
                                  1994 CELSOC

                          ---------------------------


                          ---------------------------

                               SOIL SAMPLING HELPS
                                DOCUMENT BASELINE
                             CONDITIONS AND POSSIBLE
                            SOURCES OF CONTAMINATION

                          ---------------------------

SCOPE OF SERVICES

We propose the following scope of work to evaluate soil and ground water quality near the facility by 1) reviewing available environmental records from sites near the facility, 2) collecting a water sample from an existing on-site monitoring well (MW-12), and 3) analyzing soil and ground water samples from a boring drilled in the vicinity of the proposed aboveground fuel storage area.

Document Review

We will review case histories that are on record at the Santa Clara Valley Water District (SCVWD) for facilities that are adjacent to and either up or cross-gradient to the site Review of these facility records may assist in refining the analytical testing program for the site.

FIELD INVESTIGATION

We plan to drill one soil boring in the proposed fuel storage area to obtain baseline chemical data from soil and ground water samples.

PRE-FIELD ACTIVITIES: Prior to beginning work, we will contact Underground Service Alert (LISA) to attempt to locate public underground utilities in the area of our exploratory boring. Please note that USA will not mark private utility locations. We will need you to mark any private utilities at the site or provide us with utility plans prior to on-site drilling. We recommend using a private utility locator to help reduce the risk of damaging underground utilities during drilling, especially on sites where little information is available regarding existing underground utilities. We are not responsible for damage to underground structures.

SUBSURFACE EXPLORATION- Our field engineer or scientist will direct a subsurface exploratory program, supervise, log, and sample one exploratory boring to a depth of approximately 25 feet. Ground water is anticipated to be at a depth of between 20 and 25 feet.

The subsurface investigation will be performed using a limited access rig equipped with Direct Push Technology equipment. The

                        --------------------------------

                              GROUND WATER SAMPLING
                            HELPS IDENTIFY IF ON-SITE
                            SOURCES OF CONTAMINATION
                                    MAY EXIST

                        --------------------------------


boring will be advanced by hydraulically driving a 2-inch-diameter by 4-foot-long open sampler with an interior clear acetate sample liner. After being driven to a depth of 4 feet, the sampler will be retracted to the surface. The soils sampled at approximately 5-foot intervals will be logged using the Unified Soil Classification system (ASTM D-2487). Soil vapors from each sample will be monitored with an organic vapor meter (OVM). The soil will he placed in a Ziplock(TM) bag for several minutes; the bag then will be pierced with the OVM probe in order to record the organic vapor levels present.

Soi1 samples for laboratory analysis will be collected in acetate liners. The ends of the liners will be covered in Teflon film, fitted with plastic end caps, taped, and labeled with a unique identification number. The samples then will be placed in an ice-chilled cooler and transported to a state-certified analytical laboratory with chain of custody documentation.

GROUND WATER SAMPLING

Ground water will be collected through the direct push drive rods using a small diameter bailer and placed in appropriate sample bottles labeled with a unique identification number. The samples then will he placed in an ice-chilled cooler and transported to a state-certified analytical laboratory with chain of custody documentation.

SAMPLING OF MONITORING WELL MW-12: Ground Water From the Monitoring Well MW-12 will be sampled in general accordance with EPA guidelines. A Teflon bailer or submersible pump will be used to purge a minimum of three well casing volumes of water from the well. After purging, the volume, pH, temperature, and conductivity measurements will be recorded. In general, these measurements stabilize (consecutive readings within 10 percent) after three to four well volumes. If, after the third well volume, the pH and conductivity have not stabilized, additional well volumes will he removed until these measurements do stabilize. If the yield is low and the well pumped dry, the well will be allowed to recharge to the 80 percent level before sampling.

                      ------------------------------------

                           IF THE SITE IS "CLEAN," WE
                             DOCUMENT COMPLIANCE; IF
                          PROBLEMS EXIST, WE HELP YOU
                            WEIGH BUSINESS DECISIONS
                              AGAINST ENVIRONMENTAL
                                   LIABILITIES

                      ------------------------------------


Ground water samples will be collected using a Teflon bailer and placed in appropriate sample bottles labeled with a unique identification number. The samples then will be placed in an ice-chilled cooler and transported to a state-certified analytical laboratory with chain of custody documentation.

SAMPLING EQUIPMENT DECONTAMINATION

All sampling equipment will be thoroughly cleaned with an aqueous solution of tri-sodium phosphate and distilled water or steam cleaned

SOIL CUTTINGS, STEAM CLEANING RINSATE, AND PURGED GROUND WATER

Soil cuttings, steam cleaning rinsate, and purged ground water will be stored on-site in EPA approved drums. Our costs do not include handling or disposal of this material. After receipt of the analytical results, we could provide a cost estimate for disposal of these materials. If this is desired by you, please notify us.

LABORATORY ANALYSES

Four soil samples and two ground water samples will he analyzed at a state certified laboratory for total petroleum hydrocarbons in the diesel range
(TPHd)(EPA Test Method 8015/8020), and volatile organic compounds (VOCs) (EPA Test Method 8240). All analyses will be performed on a standard one-week laboratory response time.

REPORT

We will prepare a soil and ground water letter evaluation report presenting the results of our investigation and summarizing our conclusions and recommendations. Our conclusions and recommendations will he based on readily available information, observations of existing conditions, and our interpretation of the analytical data. The report will include a site plan showing sampling locations and copies of permits and laboratory data sheets

FEES AND TERMS

We will perform the above tasks for the fixed fees presented in Table 1, per the attached terms and conditions. Percent complete invoices will be issued on a monthly basis. Any requested contract changes will need to be approved in writing before we can proceed. The project cost is based on reported conditions at the site to date. Should any significant factor be encountered other than as represented at the time of this proposal, such as difficulty in accessing the site with our drilling equipment or deeper than anticipated ground water levels, we reserve the right to adjust our fees in a reasonable manner.

                 TABLE 1. FIXED FEES FOR ENVIRONMENTAL SERVICES


     Document Review ....................................  $  792

     Pre-Field Activities ...............................     396

     Subsurface Exploration .............................   1,628

     Monitoring Well MW-12 Sampling .....................     560

     Laboratory Costs....................................   1,395

     Office Coordination, Data Interpretation,
      and Report Preparation ............................     806

                     TOTAL...............................  $5,577


Optional Task

     Utility Locator ....................................  $  650
                                                                     -----------
                                                                     Initial to
                                                                      Authorize
ADDITIONAL SERVICES

Additional services requested by you that are not outlined in this agreement, such as attendance at project meetings and preparation of draft reports, will be charged on a time and-expense basis. Please let us know if you would like us to provide an estimate for any additional services, such as a geotechnical investigation.

                        -------------------------------

                          OUR GOAL IS TO CONSISTENTLY
                            MEET YOUR TIME SCHEDULE

                        -------------------------------

SCHEDULE

We are prepared to begin work within one week of receiving your authorization to proceed. Scheduling and performance of field work will take approximately two weeks to complete. All laboratory analyses will be performed on a standard one-week laboratory response time. After receipt of the laboratory results, review of the data and completion of our report will take approximately two additional weeks. We will strive to keep you informed of significant project developments and to be available to answer your inquiries.

AUTHORIZATION

Please acknowledge your receipt of and agreement with the terms contained in this agreement by signing below and returning one signed original to us. As soon as we receive a signed agreement, we will begin work.

Thank you for choosing us to assist you with this project. If you have any questions, please call and we will be glad to discuss them with you.


Very truly yours,                      Agreement accepted by:

Lowney Associates                      Don L. Beck and Associates


/s/ Douglas T. Young, RG
-------------------------------        -----------------------------------------
Senior Environmental Geologist         Signature                           Date

                                       -----------------------------------------
                                       Please Print Name and Title

                       TERMS AND CONDITIONS OF AGREEMENT

AGREEMENT

Lowney's services are defined by and limited to (1) those services (the "Work") described in the attached proposal, which is incorporated by this reference, and these Terms and Conditions of Agreement ("Terms and Conditions"). Together, the proposal and Terms and Conditions form our Agreement. This Agreement supersedes the parties' entire agreement and supersedes all prior negotiations, representations, or agreements, either written or oral. The Agreement can only be altered by a written instrument signed by both the Client and Lowney. Failure to immediately enforce any provision in this Agreement shall not constitute a waiver of right to enforce that provision or any other provision.


MISCELLANEOUS CHARGES

Expenses and other similar project-related costs are billed at cost plus eighteen and one-half (18-1/2) percent. Telephone costs, computer usage charges, and computerized control of project charges will be additionally billed at five (5) percent of the total project charge. Reproduction charges will be billed at twenty-five cents (25) per page plus the technical assistant's time billed at their hourly rate. Fax transmissions will be charged at fifty cents ($0.50) per sheet. Fixed fee services will be charged for the agreed fixed fee sum.


TERMS OF PAYMENT

The Client's obligation to pay for the Work is in no way dependent upon the Client's ability to obtain financing or dependent upon the Client's successful completion of the project. Payment for Work and expenses shall be due and payable upon receipt of Lowney's statement. To be recognized, any dispute over charges must be claimed in writing within thirty (30) days of the billing date. Disputes or questions about a statement shall not be cause for withholding payment for remaining portions due. Amounts unpaid thirty (30) days after the issue date of Lowney's statement shall be assessed a service charge of one (1) percent per month on balances outstanding to compensate Lowney for the cost and burden of administering the account and collecting fees owed. Should any legal proceeding be commenced between the parties to this Agreement seeking to enforce any of its provisions, including, but not limited to, fee provisions, the prevailing party in such a proceeding shall be labeled to, in addition to such other relief as may be granted, a reasonable sum for attorneys' fees and other costs. For purposes of this provision, "prevailing party" shall include a party which dismisses an action for recovery hereunder in exchange for payment of the sum allegedly due, performance of covenants allegedly breached, or in consideration substantially equal to the relief sought in the action or proceeding. Lowney may at its option withhold delivery of reports and other data pending receipt of statement for all Work rendered and shall have no liability to the Client for delay or damage caused because of such withholding.


INSURANCE

Lowney, its officers, employees, and agents (hereafter referred to as Lowney) are protected by Worker's Compensation Insurance (and/or Employer's Liability Insurance), by Commercial General Liability Insurance for bodily injury and property damage, and by Professional Liability Insurance (including Contractor's Pollution Liability Insurance), and will furnish certificates thereof upon request. Client specifically agrees that Lowney will not be responsible for property damage from any cause, including fire and explosion, beyond the amounts actually paid by Lowney's insurance carriers under Lowney's available insurance.


LIMITATIONS

Client recognizes the inherent risks connected with construction activities, geotechnical investigations, environmental investigations, and assessments. Client also recognizes that actual conditions at the site may vary from those observed by Lowney when performing the Work. Client specifically acknowledges and agrees that the representations and recommendations of Lowney are based on information actually reviewed and conditions actually observed by Lowney. Lowney shall not be responsible for the validity or accuracy of data collected by others or interpretations made by others.

The Client agrees to defend and indemnify Lowney from any and all claims, damages, costs, and losses (included attorneys' fees and costs) arising out of or in any way related to the Work or the performance or non-performance of obligations under this Agreement except when the Claim arises from the sole negligence of Lowney or where the Claim arises from the willful, wanton, or reckless conduct of Lowney.

In performing its professional services, Lowney will strive to use that degree of care and skill ordinarily exercised, under similar circumstances, by members of its profession practicing in the same or similar locality and under the same standard of care. No warranty, expressed or implied, is made or intended by Lowney by the proposal for consulting services, the contract between Lowney and Client, or by furnishing oral or written reports of the findings made to the Client or any other person.

This paragraph limits Lowney's liability -- READ IT CAREFULLY. The Client understands and acknowledges that the Work poses certain risks to both Lowney and the Client. Client further acknowledges and agrees that the amount of risk that Lowney accepts by this Agreement is commensurate with the amount of compensation received under this Agreement for the Work. Lowney's fee for the Work is based on and reflects Client's agreement to limit Lowney's liability as described below. Client specifically acknowledges and agrees that but for this promise to limit Lowney's liability, Lowney's fee would be significantly higher to accommodate Lowney for the risks assessed by the Work and entering this Agreement. Client acknowledges its right to discuss this provision with legal counsel and negotiate with Lowney regarding this provision and the proposed fee. In reliance on the foregoing and in consideration for the fee proposed, Client specifically acknowledges and agrees that, to the fullest extent permitted by law, Lowney's total liability for any and all injuries, claims, liabilities, losses, costs, expenses, or damages whatsoever including, without limitation, Attorney's fees and legal costs (hereinafter "Claims") to Client and any third party arising out of or in any way related to the Work or this Agreement from any cause or causes including, but not limited to, Lowney's negligence, errors, omissions, or breach of contract or any duty, is limited to and shall not exceed $50,000 or the amount of Attorney's fee, whichever is greater (Option 1) except when the Claim arises from the sole negligence of Lowney or where the Claim arises from the willful, wanton, or reckless conduct of Lowney. In consideration of an additional fee of four (4) percent of Lowney's total Work fee or $400, whichever is greater, Lowney will raise the limitation of liability up to the amount actually paid by Lowney's insurance carriers for the Claims under Lowney's available insurance coverage (Limitation Increase) if and only if Client makes its written request for the Limitation Increase before the commencement of the Work and Client and Lowney each initial and date this paragraph 5.4 below (Option 2) except when the Claim arises from the sole negligence of Lowney or where the Claim arises from the willful, wanton, or reckless conduct of Lowney.

5.4. LIMITATION INCREASE: AGREED THAT LIMITATION OF LIABILITY INCREASED TO ACTUAL AMOUNT OF PROCEEDS PAID BY LOWNEY'S INSURANCE CARRIERS IN EXCHANGE FOR ADDITIONAL FEE OF FOUR (4) PERCENT OF TOTAL SERVICE CHARGE OR $400, WHICHEVER IS GREATER.

______________         _________          _______________         ___________
Client Initial           Date              Lowney Initial           Date

5.5 Client agrees on its behalf and on behalf of Client's officers, directors, partners, principals, agents, employees, successors, representatives, and assignees (collectively referred to as "Client Group") that in no event shall any action or proceeding be brought against Lowney by Client or Client Group for any claim or cause of action arising from or in any way related to the Work or this agreement unless such action or proceeding is commenced within three (3) years from the Date of Completion of Work provided by Lowney under this Agreement. Client and Client Group agree and acknowledge that the limitations period set forth herein supercedes, replaces, and supplants any and all limitation periods which would otherwise apply including, but not limited to, those appearing in the California Code of Civil Procedure. The Date of Completion shall be the date of the final invoice for the Work performed under this Agreement.

5.6 If Client requests that Lowney's work product be relied upon by a third party, including, but not limited to, a lender, Client specifically agrees to provide the third party with a copy of these terms and conditions and Client agrees to limit Lowney's total liability to Client and any third party as described in paragraph 5.4 above, and Client agrees to defend and indemnify Lowney from any and all third party claims, damages, costs, and losses arising out of or in any way related to the Work or the performance or non-performance of obligations under this Agreement except when the Claim arises from the sole negligence of Lowney or where the Claim arises from the willful, wanton, or reckless conduct of Lowney. Any third party which accepts Lowney's work product does so under the strict understanding that the third party is bound by all provisions in these Terms and Conditions, including, but not limited to, the provisions of paragraphs 5.4 and 5.5. above, and this paragraph 5.6. Every report, recommendation, finding, or conclusion issued by Lowney shall be subject to the limitations stated therein.


6.0     SCOPE AND EXECUTION OF SERVICES

6.1 Lowney will serve the Client by providing professional counsel and technical advise based on information furnished by the Client. The Client will make available to Lowney all known information regarding existing and proposed conditions of the site, including the location of all underground utilities and installations, and will immediately transmit any new information that becomes available or any change in plans. When hazardous materials are known, assumed or suspected to exist at a site, Lowney may be required by law to take appropriate precautions to protect the health and safety of its personnel. Client hereby warrants that if it knows or has any reason to assume or suspect that hazardous materials may exist at the project site, Client will immediately inform Lowney and warrants that Client has done its best to inform Lowney of the known or suspected hazardous materials' type, quantity, and location. Client and Lowney agree that Lowney shall not be responsible for any claims, damages, costs, or losses arising from or in any way related to conditions not actually encountered during the course of Lowney's work and Lowney shall not have any liability or responsibility for losses resulting from inaccurate or incomplete information supplied by Client, and Client agrees to defend and indemnify Lowney against claims, damages, costs, or losses arising therefrom. Lowney shall not be liable for failing to discover any condition the discovery of which would reasonably require the performance of services not authorized by Client.

6.2 Lowney will diligently proceed with its services and will submit its report in a timely manner, but it is expressly agreed and understood by Client that Lowney shall not be held responsible for delays occasioned by factors beyond its control, nor by factors which could not reasonably have been foreseen at the time of the execution of the Agreement between the parties. Lowney will not be responsible for any damages, consequential or otherwise, caused by delays in the completion of the Work.

They make no warranties regarding time of completion of the Work. In the event that the Work is interrupted or delayed due to causes beyond Lowney's control, including, but not limited to, acts of God, war, riot, insurrection, inclement weather, fire, acts of third parties or governmental bodies, or matters within the control of Client, Lowney shall be paid compensation for labor, equipment, and other costs Lowney incurs in order to perform the Work for the Client's benefit during the interruption or delay.

The individual or individuals who contract with Lowney on behalf of the Client warrant that they are duly authorized agents of the Client and are empowered to so interact.

Unless otherwise agreed in writing, the Client shall be entitled to two copies of each report prepared by Lowney.

In the event that Lowney submits a proposal including these Terms and Conditions of Agreement, to provide professional services and the Client authorizes the Work by means of a purchase order or other writing ("Confirmation"), it is expressly agreed that these Terms and Conditions shall apply, and any terms, condition, or provisions appearing in the Confirmation are void and inapplicable except to the extent the Confirmation authorizes the Work and binds Client to this Agreement.


7.0 SITE SAFETY

Lowney shall not be responsible for construction means, methods, techniques, sequences, or procedures, or for safety precautions and programs in connection with the job or the work of any contractor, subcontractor, or their agents or employees, or any other person performing work or services on the job or at the site.


8.0 TERMINATION

8.1 Either party may terminate this Agreement by giving the other party seven (7) days' written notice. Notice shall be effective as of the date of deposit in the U.S. mail of the written notice, properly addressed to the person to be notified. In the event that the Client requests termination of the services prior to completion of Work, Lowney reserves the right to complete such analyses and records as may be necessary to place its files in order and, where considered necessary to protect its professional reputation, to complete a report on the services performed to date. A termination charge of 10 percent of the total contract amount in addition to all costs incurred to the date of Work stoppage may be made at the discretion of Lowney.


9.0 OWNERSHIP OF DOCUMENTS

9.1 All reports, boring logs, field data, field notes, laboratory test data, calculations, estimates, and other documents prepared by Lowney, as instruments of Work, shall remain the property of Lowney. Client agrees that all reports and other services furnished to the Client or its agents, that are not paid for, will be immediately returned upon demand and will not be used by the Client for any purpose whatever. Client warrants that Lowney, in order to perform its Work under this Agreement, has the unrestricted license and right to use any information provided to Lowney by the Client or others.


10.0 RIGHT OF ENTRY

10.1 The Client will provide for right of entry of Lowney personnel and all necessary equipment, in order to complete the Work. While Lowney will take all reasonable precautions to minimize any damage to the property including underground utilities, it is acknowledged and agreed by Client that in the normal course of the Work some damage may occur, the correction of which is not part of this Agreement. Accordingly, Client shall waive any claim against Lowney and agree to defend and indemnify Lowney from any claims arising from entering or working on the site which is the subject of the Work.


11.0 MONITORING OF CONSTRUCTION

11.1 The Client hereby acknowledges and understands that unanticipated or changed conditions may be encountered during construction. Further, there is a substantial risk to both the Client and Lowney if Lowney is not engaged to provide complete services, including but not limited to, construction observation services. Such risks include the increased likelihood of misinterpretation of Lowney's findings and conclusions, and error in implementing recommendations by Lowney. Therefore, if the Client fails to retain Lowney to provide complete services, the Client agrees to defend and indemnify Lowney against any and all claims, damages, costs, and losses arising out of or in any way related to the Work or arising out of implementing or interpreting Lowney's work product except where the Claim arises from the sole negligence of Lowney or where the Claim arises from the willful, wanton, or reckless conduct of Lowney.


12.0 DISCOVERY OF UNANTICIPATED HAZARDOUS MATERIALS

12.1 Hazardous materials or other toxic substances may exist at a site where there is no reason known to Client to believe they could or should be present. Lowney and Client agree that the discovery of unanticipated potentially hazardous materials constitutes a changed condition mandating a renegotiation of the scope of Work or termination of Work. Lowney and Client also agree that the discovery of unanticipated potentially hazardous materials may make it necessary for Lowney to take immediate measures to protect public health, safety, and the environment. Lowney agrees to notify Client as soon as practically possible should unanticipated hazardous materials be encountered. Client encourages Lowney to take any or all measures that in Lowney's professional opinion are justified to preserve and protect the health and safety of Lowney's personnel, the public, and the environment, and Client agrees to compensate Lowney for the cost of such services. Further, the Client agrees to defend and indemnify Lowney from any and all claims, damages, costs, and losses arising out of or in any way related to subsurface sampling, including, but not limited to, claims, damages, costs, and losses arising from cross-contamination except when the Claim arises from the sole negligence of Lowney or where the Claim arises from the willful, wanton, or reckless conduct of Lowney.


13.0 CONTAMINATION OF A WATER-BEARING ZONE

13.1 Subsurface sampling may result in unavoidable contamination of certain subsurface areas, as when a probe or boring is advanced or drilled through a contaminated area, into a clean soil or a water-bearing zone. Because of the risks posed by such Work, and because subsurface sampling is often a necessary part of Lowney's Work, the Client hereby agrees to waive all claims against Lowney that in any way arise out of subsurface sampling, including claims relating to cross-contamination.


14.0 DISPOSAL OF SAMPLES AND DRILL CUTTINGS

14.1 Lowney shall hold samples collected during the performance of its Work no longer than 45 calendar days after issuance of any document that includes data obtained from them unless Client advises in writing otherwise; drill cuttings will be left on-site. In the event that soil, rock, water, or drill cuttings, and/or other samples or material are contaminated or are suspected to contain hazardous materials or other toxic substances hazardous or detrimental to public health, safety, or the environment as defined by federal, state, or local statutes, regulations, or ordinances, Lowney will, after completion of testing, notify the Client of same in order for the Client to arrange for the disposal of samples and materials. The Client recognizes and agrees that Lowney at no time assumes title to said samples and/or materials. The Client, not Lowney, remains ultimately responsible for selecting the disposal or treatment facility to which such samples and/or materials are to be delivered. The Client agrees to pay all costs associated with any storage, transport, and disposal of samples and materials, and to defend and indemnify Lowney from any and all claims arising out of or in any way related to the storage, transport, and disposal of asbestos, hazardous or toxic substances, or pollutants, including but not limited to, any samples and/or materials.


15.0 MISCELLANEOUS PROVISIONS

15.1 The term "indemnify" shall mean indemnify, defend, and hold harmless from and against any and all claims, liabilities, suits, demands, losses, costs, and expenses, including, but not limited to, reasonable attorneys' fees and all legal expenses and fees incurred on appeal, and all interest thereon ("claims"), accruing or resulting to any and all persons, firms, or any other legal entities, on account of any damages or losses to property or persons, including death, or economic losses, arising out of the item, matter, action, or inaction specified in the specific provision.

15.2 This Agreement shall be governed by California law. The venue for any legal action brought pursuant to this Agreement shall be located within the County of Santa Clara, State of California.


15.3 Nothing contained in this Agreement shall create a contractual relationship with or cause of action in favor of a third party against either the Client or Lowney.

15.4 The Client and Lowney, respectively, bind themselves, their partners, successors, assigns, and legal representatives to the other party to this Agreement and to the right or cause of action hereunder without the written consent of Lowney.

15.5 Unless specified otherwise by Lowney, this quotation shall not remain in effect after thirty (30) days of the proposal date.

15.6 Lowney maintains a General Engineering A license (No. 682286) and Hazardous Substances Removal and Remedial Actions Certification with the State of California which are regulated by the Contractors State License Board. Any questions concerning a contractor may be referred to the Registrar, Contractors State License Board, P.O. Box 26000, Sacramento, California 95826.

15.7 Client agrees that Lowney may use and publish Client's name and a general description of Lowney's services with respect to the project in describing Lowney's experience and qualification to other clients or prospective clients.

15.8 Client acknowledges and agrees that it has received and reviewed these Terms and Conditions and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply to the interpretation of this Agreement.

                                  EXHIBIT "G"


                            FORM OF LETTER OF CREDIT

                          ____________________________

                          ____________________________

                          ____________________________

                          ____________________________

                          Contact Phones:_____________

                          IRREVOCABLE LETTER OF CREDIT


_______ , 2000                               Our irrevocable Letter of Credit:

                                             No. _____________________________


Beneficiary:                                 Applicant:

_______________________                      ___________________________

_______________________                      Amount: Exactly USD$ _____________

_______________________                      (_________________________ Dollars)

                                             Final Date of Expiration: _________

     We (the "Bank") hereby issue our irrevocable Letter of Credit No. __________ in Beneficiary's favor for the account of the above-referenced Applicant, in the aggregate amount of exactly USD $___________________.

     This Letter of Credit is available with us at our above office by presentation of your draft drawn on us at sight bearing the clause: "Drawn under No. ______________________ [INSERT NAME OF BANK] Letter of Credit No. __________ " and accompanied by the following:

     1. Beneficiary's signed certification purportedly signed by an authorized officer or agent stating:

          (A) "Such amount is due to the Beneficiary as landlord under the terms and conditions of that certain lease agreement dated ___________, 2000 for premises known as the __________ ____________________________________; or

          (B) "The Bank has notified us that this Letter of Credit will not be extended beyond the current expiration date of this Letter of Credit and Applicant has not delivered to Beneficiary at least thirty (30) days prior to the current expiration of this Letter of Credit a replacement Letter of Credit satisfactory to Beneficiary."

                                  EXHIBIT "G"

     2.   The original of this Letter of Credit.

     Special conditions:

     Partial draws under this Letter of Credit are permitted. Notwithstanding anything to the contrary contained herein, this Letter of Credit shall expire permanently without renewal on _______________________________.

     This Letter of Credit shall be automatically extended for an additional period of one (1) year, without amendment, from the present or each future expiration date but in any event not beyond _________ which shall be the final expiration date of this Letter of Credit, unless, at least thirty (30) days prior to the then current expiration date we notify you by registered mail/overnight courier service at the above address that this Letter of Credit will not be extended beyond the current expiration date.

     We hereby agree with you that all drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored upon presentation to us of the documents described in Paragraph 1 above on or before the expiration date of this Letter of Credit, without inquiry as to the accuracy thereof and regardless of whether Applicant disputes the content of any such documents or certifications.

     This Letter of Credit may only be transferred in its entirety by the issuing bank upon our receipt of the attached Exhibit "A" duly completed and executed by the beneficiary and accompanied by the original letter of credit and all amendment(s), if any. All transfer fees shall be charged to Applicant.

     Except so far as otherwise expressly stated, this documentary credit is subject to Uniform Customs and Practice for Documentary Credits, 1993 Revision, International Chamber Of Commerce Publication No. 500.

_________________________________

By: _____________________________
    Authorized signature


Please direct any correspondence including drawing or inquiry quoting our reference number to the above referenced address.

                      This document consists of two pages.

                                  EXHIBIT "A"

DATE:

TO:                      RE:




GENTLEMEN:

FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO:

(NAME OF TRANSFEREE)
(ADDRESS)


ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER.

BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE, ALL AMENDMENTS ARE TO BE ADVISED DIRECT TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY.

THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER.

SINCERELY,


--------------------------------
      (BENEFICIARY'S NAME)

--------------------------------
    SIGNATURE OF BENEFICIARY

--------------------------------
    SIGNATURE AUTHENTICATED

--------------------------------
         (NAME OF BANK)

--------------------------------
      AUTHORIZED SIGNATURE